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                           [LOGO OF EXCELSIOR FUNDS]



                        International Equity Portfolios


                                 ANNUAL REPORT

                                 March 31, 2002

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
LETTER TO SHAREHOLDERS....................................................    1
ADVISER'S INTERNATIONAL EQUITY MARKETS REVIEW.............................    2
ADVISER'S INVESTMENT REVIEWS
 International Fund.......................................................    3
 Latin America Fund.......................................................    4
 Pacific/Asia Fund........................................................    5
 Pan European Fund........................................................    6
 Emerging Markets Fund....................................................    7
STATEMENTS OF ASSETS AND LIABILITIES......................................    8
STATEMENTS OF OPERATIONS..................................................    9
STATEMENTS OF CHANGES IN NET ASSETS.......................................   10
FINANCIAL HIGHLIGHTS -- SELECTED PER SHARE DATA AND RATIOS................   12
PORTFOLIOS OF INVESTMENTS
 International Fund.......................................................   14
 Latin America Fund.......................................................   17
 Pacific/Asia Fund........................................................   19
 Pan European Fund........................................................   22
 Emerging Markets Fund....................................................   24
NOTES TO FINANCIAL STATEMENTS.............................................   27
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS ........................   36
DIRECTORS/TRUSTEES AND OFFICERS OF THE EXCELSIOR FUNDS COMPLEX............   37
VOTING RESULTS OF SPECIAL MEETINGS OF SHAREHOLDERS........................   41
FEDERAL TAX INFORMATION...................................................   42

For shareholder account information, current price and yield quotations, or to make an initial purchase or obtain a prospectus, call the appropriate telephone number listed below:

.. Initial Purchase and Prospectus Information and Shareholder Services 1-800-
  446-1012 (From overseas, call 617-483-7297)
.. Current Price and Yield Information 1-800-446-1012
.. Internet Address: http://www.excelsiorfunds.com

This report must be preceded or accompanied by a current prospectus.

Prospectuses containing more complete information including charges and ex-penses regarding Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. may be obtained by contacting the Funds at 1-800-446-1012.

Investors should read the current prospectus carefully prior to investing or sending money.

Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. are distributed by Edgewood Services, Inc.

You may write to Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. at the following address:

    Excelsior Funds
    P.O. Box 8529
    Boston, MA 02266-8529

SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, UNITED STATES TRUST COMPANY OF NEW YORK, U.S. TRUST COMPANY, THEIR PARENT AND AFFILIATES AND SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.

                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholder:

For each of us, our nation, our markets and the world economy the last year proved to be, perhaps, one of the most challenging in several decades.

Prior to the tragic events of September 11, modest market gains during the first fiscal quarter were already eroding, despite two rate cuts by the Federal Reserve. This was due to a seemingly faltering economy and concerns about corporate profits. When the markets re-opened, all the major domestic and international equity market indices fell precipitously, before eventually stabilizing. Our nation, and the financial markets, demonstrated remarkable resilience during the ensuing months. The Federal Reserve cut rates to historically low levels, providing a lift to the fixed-income markets. Consumer confidence remained remarkably steady and the equity markets bounced back, despite the instigation of military action in Afghanistan and revelations of questionable accounting practices at Enron and other major corporations. The latter issue dampened investor confidence in corporate earnings reports as the March 2002 fiscal quarter closed on a flat note.

While the prospects for the U.S. economy seem to be brightening, the world we live in has changed dramatically. As we adapt to the uncertainties of this new environment, we must also re-think our financial needs and objectives. Now, perhaps more than ever, diversification will play a critical role in achieving your investment goals.

As always, we appreciate your confidence in selecting Excelsior to fulfill your investment needs. We remain committed to providing you with first-class investment products and are confident that the broad array of domestic and international equity as well as taxable and tax-exempt fixed-income funds will help you meet your financial objectives.

                                          Sincerely,

                                          /s/ Stephen C. Hassenfelt
                                          Stephen C. Hassenfelt
                                          President

                             EXCELSIOR FUNDS, INC.
                 ADVISER'S INTERNATIONAL EQUITY MARKETS REVIEW

--------------------------------------------------------------------------------
Responding to Fed interest rate cuts in the U.S. and led by the Nasdaq, global markets staged a broad rally in April and May, the first two months of fiscal 2002, with a renewed correction beginning in June. The fringe areas of the world benefited the most from the rising tide of liquidity. China, Russia, South Korea and Mexico were the strongest performers in the period. Although many international economies had followed the U.S. into a slowdown, their bubble was less inflated, their deceleration consequently less rapid. International markets declined in the second fiscal quarter. The tragic events of September 11 caused an immediate downward twist to the global economy. Coordinated interest rate cuts and large liquidity additions by the global central banks helped stabilize the markets and bring about a more V-shaped synchronized global recovery than would otherwise have been the case. Japan was still headed into recession, hurt by Yen strength, putting pressure on the rest of Asia. Only China held up well and remained the highest-growth economy in the region. Argentina's situation was precarious once again, and growth slowed in Brazil and Mexico as well.

Europe began to show signs of recovery in the third fiscal period, spurred on by hopes of further interest rate cuts. Japan was still headed for recession, the Yen weakened further, and reforms were slow in coming. An improving domestic economic environment helped Russia stay current on international debt payments. China's outlook was enhanced by the pending recognition of World Trade Organization membership. Latin America performed well, despite a host of problems including Argentine debt default, falling oil prices and a slowing U.S. economy.

International markets weakened during the first half of the fourth fiscal quarter and then rallied to end slightly up for the full period, outperforming the U.S. market. This was mainly due to strong performance in Japan, which came in response to the annual "price keeping operation" prior to that country's fiscal year end. Thanks to the surge in global liquidity, emerging markets-- e.g., Russia, Korea and Thailand--were top performers worldwide. Non-Japan Asia was the earliest to benefit from a U.S. recovery, while Europe lagged by about a quarter. European business confidence improved nicely, with one prominent German indicator of confidence exceeding expectations for the fourth consecutive month and rising to its highest level in a year.

EXCELSIOR FUNDS, INC.                                         INTERNATIONAL FUND
--------------------------------------------------------------------------------
For the twelve months ended March 31, 2002, the Fund realized a total return of -12.25%* as compared with -8.50%** for the MSCI EAFE Index and -5.79%*** for the MSCI ACWI Free ex USA Index. Responding to the Fed's rate cuts, global markets staged a rally in April and May, only to correct in June. China, Russia, South Korea and Mexico were the strongest performers. The Fund's large-cap bias hurt performance as small and mid-caps pulled ahead during the quarter. Market weakness continued into the fiscal second quarter as the events of September 11 caused a downward twist to the global economy. Our defensive positioning--overweight health care, consumer staples and energy--did help performance, but weakness in the Fund's large insurance holdings hurt. The fiscal third quarter saw coordinated rate cuts, liquidity additions and higher government spending--all of which helped economies toward recovery. Our positioning continued to be defensive, partially hedged, and very underweight Japan. In the final quarter, international markets weakened initially and then rallied to end slightly up for the full quarter, outperforming the US market. This was mainly due to strong performance in Japan (which had a temporary negative impact on Fund performance), in response to the annual pre-year end "price keeping operation." Thanks to the surge in global liquidity, emerging markets--Russia, Korea, and Thailand--were the top global performers. More signs of a broad global recovery began to appear. We maintained a barbell approach in the portfolio, holding defensives as well as cheap recovery beneficiaries. At fiscal year end, we were still overweight consumer staples and health care but were adding stocks in the consumer discretionary, materials and technology sectors. We were underweight the UK and Japan, and overweight non-Japan Asia and Continental Europe. We have been finding what we regard as attractive investment opportunities among small and mid cap stocks.


                                    [CHART]

             International Fund+

Average Annual Total Return Ended on 3/31/02*

      1 Year      5 Years      10 Years
      (12.25)     0.02%         4.25%

                International         MSCI EAFE            MSCI-ACWI Free
                    Fund                Index**            ex U.S. Index***

3/31/1992         $10,000             $10,000                $10,000
3/31/1993         $10,485             $11,160                $11,058
3/31/1994         $12,827             $13,671                $13,707
3/31/1995         $12,580             $14,505                $14,305
3/31/1996         $14,186             $16,293                $16,191
3/31/1997         $15,148             $16,531                $16,684
3/31/1998         $18,090             $19,608                $19,399
3/31/1999         $17,515             $20,796                $19,998
3/31/2000         $28,076             $26,014                $25,772
3/31/2001         $17,275             $19,287                $18,860
3/31/2002         $15,159             $17,647                $17,768

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. International investing is subject to special risks such as currency fluctuations and differences in accounting and taxation standards.
  The above illustration compares a $10,000 investment made in the Fund and broad-based indices over the past ten fiscal years. All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The indices do not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: Morgan Stanley & Co., Incorporated--Morgan Stanley Capital International EAFE (Europe, Australia, Asia, Far East) Index is a widely accepted, unmanaged index composed of a sample of companies from 21 countries representing the developed stock markets outside North America.
*** Source: Morgan Stanley & Co., Incorporated--Morgan Stanley Capital International All Country World Index Free ex USA is a widely accepted, unmanaged index of global stock market performance comprising 47 countries with developed and emerging markets excluding the United States.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

EXCELSIOR FUNDS, INC.                                        LATIN AMERICA FUND
-------------------------------------------------------------------------------

  For the twelve months ended March 31, 2002, the Fund realized a total return of 16.12%* versus 9.84%** for the MSCI EMF Latin American Index. In the fiscal first quarter, U.S. interest rate cuts helped Mexican performance. Argentina economic woes continued to be a problem, and Brazil suffered in sympathy. The Fund outperformed its benchmark index in the quarter, however, in part due to exceptional performance in financial and telecommunications stocks, both overweighted sectors for the Fund. Also, foreign corporate activity was the dominant theme in the region, and although the Fund did not own all of the targeted stocks, overall performance was boosted by the activity. In the fiscal second quarter, Latin America suffered from declining economic growth and rising global uncertainty, all of which was exacerbated after September
11. In economic terms, Brazil and Mexico showed signs of slowing. Nevertheless, despite numerous negative factors in the fiscal third quarter-- the Argentine default, falling oil prices, and a slowing U.S. economy--Latin American equities performed well. In this period, Fund portfolio turnover activity was low. Geographically, the Fund continued to favor Mexico and Brazil, with a rising bias toward Brazil. Banks, especially in Brazil, continued to be a favored sector of the Fund. We feel this positioning worked to the Fund's advantage. Similar trends continued in the fiscal fourth quarter. Despite currency devaluations in Argentina and Venezuela, Latin America performed well, led by Mexico and Brazil--both areas overweighted by the Fund. Mexican telecommunications stocks were the Fund's star performers. Banks have been a significant sector for sometime, and we believe the environment continues to look good, as sound lending practices are pursued.


                                    [CHART]

            Latin America Fund+

Average Annual Total Return Ended on 3/31/02*

      1 Year      5 Years      Since Inception (12/31/92)
      16.12%      (4.40)%                2.24%

                       Latin America Fund        MSCI EMF Latin America Index**
12/31/1992                 $10,000                          $10,000
3/31/1993                  $10,071                          $10,482
3/31/1994                  $13,451                          $16,225
3/31/1995                  $ 9,353                          $11,391
3/31/1996                  $11,905                          $14,204
3/31/1997                  $15,368                          $19,028
3/31/1998                  $17,528                          $21,760
3/31/1999                  $ 9,256                          $15,904
3/31/2000                  $14,303                          $23,271
3/31/2001                  $10,568                          $18,270
3/31/2002                  $12,272                          $20,068

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. International investing is subject to special risks such as currency fluctuations and differences in accounting and taxation standards.

  The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 12/31/92 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
** Source: Morgan Stanley & Co., Incorporated--Morgan Stanley Capital
   International EMF Latin America Index is a widely-accepted, unmanaged index composed of a sample of companies representative of the market structure of seven Latin American countries. The Index includes dividends reinvested.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

EXCELSIOR FUNDS, INC.                                         PACIFIC/ASIA FUND
-------------------------------------------------------------------------------

  For the twelve months ended March 31, 2002, the Fund realized a total return of 1.62%* versus -10.27%** for the MSCI AC Asia Pacific Free Index and ranked 10 out of 71 funds, based on total return, in the Lipper Pacific Region Funds category*** for the same one year period. The Fund ranked 7 out of 33 funds in the same Lipper category for the five years ended March 31, 2002, with a cumulative return of -18.96%.* In the Fund's first fiscal quarter, we added selectively to our holdings in Japan, as we expected new Prime Minister Koizumi to enact much-needed structural reforms. We also overweighted China in light of its essentially juggernaut economy and likely acceptance into the World Trade Organization. We reduced our technology holdings all around due to the slowing global demand for cell phones, silicon chips and PCs. In addition, we exited the Philippines due to uncertain political developments there. We continued on a similar course in the fiscal second quarter, though more warily, as the events of September 11 threatened to affect much of Pacific/Asia--not so much directly but rather through their impact on the U.S. economy. We began to be concerned with the lack of progress in Japan, and began to reduce our holdings accordingly. Elsewhere, we continued to overweight China and, incidentally, India because we felt both countries were largely immune to the overall global slowdown. The rebound in markets around the world in the fiscal third quarter allowed us to gain substantial ground after a very poor nine months. Following a strong run-up in several tech companies, we diversified our technology exposure. On the downside, Japan continued to confound us, and we remained very selective in our Japanese purchases, stalling our plan to possibly market-weight that country. The fourth fiscal quarter saw a continuation of the rebound in the Asian markets except, notably, for Japan. Although that country did see its expected year-end rally in anticipation of its fiscal year-end (March), the rally quickly fizzled on Yen weakness; consequently, we finished the period dramatically underweight in Japan. Again the Asian star was China, with Korea also looking quite good, and we sought out worthwhile additions in both countries.

                                    [CHART]

                Pacific/Asia Fund+

Average Annual Total Return Ended on 3/31/02*

      1 Year      5 Years      Since Inception (12/31/92)
      1.62%      (4.12)%                2.58%

                  Pacific/Asia Fund      MSCI AC Asia Pacific Free Index**
12/31/1992            $10,000                       $10,000
3/31/1993             $10,771                       $11,681
3/31/1994             $14,876                       $14,742
3/31/1995             $14,000                       $15,097
3/31/1996             $16,411                       $16,154
3/31/1997             $15,623                       $13,214
3/31/1998             $11,318                       $10,983
3/31/1999             $11,899                       $12,007
3/31/2000             $21,495                       $17,150
3/31/2001             $12,461                       $11,324
3/31/2002             $12,662                       $10,161

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. International investing is subject to special risks such as currency fluctuations and differences in accounting and taxation standards.
  The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 12/31/92 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: Morgan Stanley & Co., Incorporated--The Morgan Stanley Capital International All Country Asia Pacific Free Index is a widely-accepted, unmanaged index composed 10 developed and emerging market countries:
     China Free, Hong Kong, Japan, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan and Thailand. The Index aims to capture 85% of the free float adjusted market capitalization in each industry group, in each country, for those securities not subject to foreign ownership restrictions. The Index includes dividends reinvested. Beginning with this report, we are now comparing the Fund's performance to the MSCI AC Asia Pacific Free Index, as the MSCI AC Asia Pacific Index has been discontinued. This Index fairly represents the Fund's investment universe.
*** Source: Lipper Analytical Services, Inc.--Lipper is an independent mutual fund performance monitor.
  + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

EXCELSIOR FUNDS, INC.                                          PAN EUROPEAN FUND
--------------------------------------------------------------------------------

For the twelve months ended March 31, 2002, the Fund realized a total return of
- 8.26%* versus - 5.26%** for the MSCI Europe Index. During the fiscal first half, European markets drifted downward initially, given worsening economic conditions, and then plunged in the wake of September 11. Not surprisingly, defensive sectors declined least (tobacco, pharmaceuticals, energy), as technology, capital goods, media and, not surprisingly, tourism and leisure suffered from fears of declines in investment and consumer spending. In this period, Fund performance was negatively impacted by exposure to insurance groups, although overweight positions in energy and defense did help. The fiscal third quarter saw European markets rebound, however, on expectations that the economies had bottomed. Accordingly, growth-oriented technology, media and economically sensitive sectors led the market higher, while defensives lagged. Fund performance was helped by overweight positions in energy and capital goods, and by relative underweights in defensive areas such as pharmaceuticals, food and utilities. The start of the fiscal fourth quarter saw a pause in the up trend, likely due to the Enron scandal. By mid-January, however, ongoing positive economic signals turned markets around. The best-performing areas were industrial and manufacturing-oriented. Energy was also strong. Our investment strategy proved effective, as we had earlier positioned the Fund for anticipated economic recovery. We continue to favor companies that we feel benefit from economic recovery. We also are finding higher growth at lower valuations in small/mid-cap companies, and expect these stocks will continue to outperform the broader market.


                                    [CHART]

               Pan European Fund+

Average Annual Total Return Ended on 3/31/02*

      1 Year      5 Years      Since Inception (12/31/92)
      (8.26)%     1.46%                 7.15%

                       Pan European Fund          MSCI Europe Index**
3/31/1992                  $10,000                     $10,000
3/31/1993                  $10,486                     $10,652
3/31/1994                  $11,540                     $12,733
3/31/1995                  $12,039                     $14,038
3/31/1996                  $14,237                     $16,678
3/31/1997                  $17,619                     $20,422
3/31/1998                  $24,318                     $29,001
3/31/1999                  $22,168                     $30,329
3/31/2000                  $31,650                     $35,937
3/31/2001                  $20,645                     $27,783
3/31/2002                  $18,940                     $26,322


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. International investing is subject to special risks such as currency fluctuations and differences in accounting and taxation standards.

  The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 12/31/92 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
** Source: Morgan Stanley & Co., Incorporated--Morgan Stanley Capital
   International Europe Index is a widely accepted, unmanaged index composed of a sample of companies representative of the market structure of 15 European countries. The Index includes dividends reinvested.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

EXCELSIOR FUNDS, INC.                                     EMERGING MARKETS FUND
-------------------------------------------------------------------------------

  For the twelve months ended March 31, 2002, the Fund realized a total return of 12.16%* versus 14.94%** for the MSCI EMF (Emerging Markets Free) Index. In the fiscal first quarter, returns were driven by strong performance in Russia, China, and the Latin American banks--all areas of overweight for the Fund. Heading into the fiscal second quarter, emerging markets suffered from rising risk aversion after September 11. All regions were negatively influenced by a slowdown in the world economy and rising uncertainty. Fund performance was impacted accordingly, and we believed temporarily, and so our strategy and overweights remained intact. In the fiscal third quarter, conditions continued to improve. From a country standpoint, the Fund's main overweights were Brazil, China, and Russia. All three performed well. From a sector standpoint, exposure to Asian banks was increased. In Latin America, banks were added too. In the fiscal fourth quarter, bucking historical trends, emerging markets performed well in a time of high-profile currency devaluations in Argentina and Venezuela. The negative ramifications were countered by strength in Asia and markets like Russia, which were besieged with similar problems three years ago. Korea was a top performer. Russia performed well. Not only did it benefit from stable oil prices, but reform continued to go forward. Although the Fund increased in value, it under performed the index during the three-month period. This was due mainly to an underweight position in Korea; we believed-- and continue to believe--there are better long-term opportunities elsewhere. We remain satisfied with the structure of the Fund and are optimistic regarding emerging market prospects going forward.


                                    [CHART]

             Emerging Markets Fund+

Average Annual Total Return Ended on 3/31/02*

      1 Year        Since Inception (1/2/98)
      12.16%                  (7.25)%

            Emerging Markets Fund     MSCI EMF (Emerging Markets Free) Index**
1/2/1998          $10,000                              $10,000
3/31/1998         $10,000                              $10,620
9/30/1998         $ 5,340                              $ 6,328
3/31/1999         $ 5,857                              $ 8,395
9/30/1999         $ 6,161                              $ 9,906
3/31/2000         $10,705                              $12,727
9/30/2000         $ 7,675                              $ 9,947
3/31/2001         $ 6,452                              $ 8,154
9/30/2001         $ 5,136                              $ 6,649
3/31/2002         $ 7,237                              $ 9,372


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. International investing is subject to special risks such as currency fluctuations and differences in accounting and taxation standards.

  The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 1/2/98 (inception date). For comparative purposes, the value of the index on 12/31/97 is used as the beginning value on 1/2/98. All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: Morgan Stanley & Co., Incorporated--Morgan Stanley Capital International EMF (Emerging Markets Free) Index is a widely-accepted, unmanaged index composed of a sample of companies representative of the market structure of 26 global emerging market countries. The Index includes dividends reinvested.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Excelsior Funds, Inc.
Statements of Assets and Liabilities
March 31, 2002

                                                                              Pan        Emerging
                               International     Latin      Pacific/Asia    European      Markets
                                   Fund       America Fund      Fund          Fund         Fund
                               -------------  ------------  ------------  ------------  -----------
  ASSETS:
   Investments, at cost-see
    accompanying portfolios..  $186,901,994   $ 15,262,333  $ 22,124,939  $ 63,058,664  $22,567,403
                               ============   ============  ============  ============  ===========
   Investments, at value
    (Note 1).................  $162,765,025   $ 13,305,009  $ 22,595,342  $ 56,806,826  $22,417,124
   Repurchase Agreements, at
    value (Note 1)...........     2,857,000        660,000       394,000       167,000      873,000
   Foreign currency (cost
    $491,978, $0, $151,330,
    $0 and $1,151,
    respectively)............       492,776            --        152,274           --         1,148
   Cash......................        24,108          2,645         7,158       262,810        1,425
   Dividends receivable......       376,894         88,178        92,447       120,516       95,208
   Interest receivable.......           502            116            69            29          153
   Receivable for investments
    sold.....................     1,034,580            --        376,978       284,910          --
   Receivable for fund shares
    sold.....................       359,187         17,381         7,597       300,557        2,089
   Withholding tax
    receivable...............       304,250            --          4,376       168,866          462
   Unrealized on forward
    foreign currency exchange
    contracts (Note 1).......       991,842            --        312,592           --           --
   Unamortized organizational
    costs (Note 6)...........           --             --            --            --         6,259
   Other assets..............       192,939            --            --            --           --
                               ------------   ------------  ------------  ------------  -----------
   Total Assets..............   169,399,103     14,073,329    23,942,833    58,111,514   23,396,868
  LIABILITIES:
   Payable for investments
    purchased................     1,002,045            --        276,662           --       446,134
   Payable for fund shares
    redeemed.................       869,176          3,325           --         37,512          --
   Investment advisory fees
    payable (Note 2).........           --          35,873        50,115        45,426       42,450
   Administration fees
    payable (Note 2).........        24,580          1,936         5,012         2,818        3,036
   Administrative servicing
    fees payable (Note 2)....         2,861            979         1,206         2,423           39
   Directors' fees payable
    (Note 2).................           188             12            12            30           28
   Foreign taxes payable.....       103,177            --         11,014           --           --
   Accrued expenses and other
    payables.................       116,689         41,040        58,091        75,060       58,311
                               ------------   ------------  ------------  ------------  -----------
   Total Liabilities.........     2,118,716         83,165       402,112       163,269      549,998
                               ------------   ------------  ------------  ------------  -----------
  NET ASSETS.................  $167,280,387   $ 13,990,164  $ 23,540,721  $ 57,948,245  $22,846,870
                               ============   ============  ============  ============  ===========
  NET ASSETS consist of:
   Undistributed
    (distribution in excess
    of) net investment
    income...................  $ (1,177,801)  $    100,877  $    (81,813) $    172,084  $   (34,716)
   Accumulated net realized
    loss on investments and
    foreign currency
    translations.............   (70,440,965)   (29,045,988)  (29,698,294)  (18,336,569)  (3,303,580)
   Unrealized
    appreciation/depreciation
    of investments and
    foreign currency
    translations.............   (20,386,645)    (1,294,694)    1,167,192    (6,083,468)     724,021
   Par value (Note 5)........        17,161          2,342         3,524         7,126        4,612
   Paid-in capital in excess
    of par value.............   259,268,637     44,227,627    52,150,112    82,189,072   25,456,533
                               ------------   ------------  ------------  ------------  -----------
    Total Net Assets.........  $167,280,387   $ 13,990,164  $ 23,540,721  $ 57,948,245  $22,846,870
                               ============   ============  ============  ============  ===========
   Shares of Common Stock
    Outstanding (Note 5).....    17,160,667      2,341,623     3,523,771     7,126,035    4,612,272
  NET ASSET VALUE PER SHARE..         $9.75          $5.97         $6.68         $8.13        $4.95
                               ============   ============  ============  ============  ===========

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Statements of Operations
Year Ended March 31, 2002

                            International  Latin America Pacific/Asia  Pan European    Emerging
                                Fund           Fund          Fund          Fund      Markets Fund
                            -------------  ------------- ------------  ------------  ------------
  INVESTMENT INCOME:
   Dividend Income........  $  3,812,157    $  682,763   $   483,766   $  1,401,259   $  324,232
   Interest income........       260,323        13,758        23,052         47,647       27,378
   Less: Foreign taxes
    withheld..............      (285,066)      (30,992)      (37,227)       (84,946)     (25,543)
                            ------------    ----------   -----------   ------------   ----------
    Total Income..........     3,787,414       665,529       469,591      1,363,960      326,067
  EXPENSES:
   Investment advisory
    fees (Note 2).........     2,269,331       160,869       263,436        818,219      172,258
   Administration fees
    (Note 2)..............       453,869        32,174        52,688        163,644       27,562
   Custodian fees.........       292,868        28,321        47,310        100,356       15,522
   Administrative
    servicing fees (Note
    2)....................       287,630        31,967        31,734         71,733       18,240
   Shareholder servicing
    agent fees (Note 2)...        42,484        13,071        18,881         30,744        3,082
   Registration and filing
    fees..................        41,418        16,570        10,835         24,135       13,940
   Shareholder reports....        28,152         3,248        17,512         11,964        4,285
   Legal and audit fees...        25,345         1,533        10,912          8,837        1,290
   Directors' fees and
    expenses (Note 2).....         6,744           259         1,010          2,658          584
   Amortization of
    organization costs
    (Note 6)..............           --            --            --             --         8,182
   Miscellaneous expenses.        13,568         5,401         4,389          5,147        1,131
                            ------------    ----------   -----------   ------------   ----------
    Total Expenses........     3,461,409       293,413       458,707      1,237,437      266,076
   Fees waived and
    reimbursed by:
    Investment adviser
     (Note 2).............      (603,518)      (32,987)      (73,600)       (71,733)     (42,582)
    Administrators (Note
     2)...................       (68,306)       (4,771)       (8,092)       (24,425)      (4,536)
                            ------------    ----------   -----------   ------------   ----------
    Net Expenses..........     2,789,585       255,655       377,015      1,141,279      218,958
                            ------------    ----------   -----------   ------------   ----------
  NET INVESTMENT INCOME...       997,829       409,874        92,576        222,681      107,109
                            ------------    ----------   -----------   ------------   ----------
  REALIZED AND UNREALIZED
   GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN
   CURRENCY TRANSACTIONS
   (Note 1):
   Net realized gain
    (loss):
    Security transactions.   (69,979,412)    1,733,251    (9,203,803)   (18,336,570)    (377,297)
    Foreign currency
     transactions.........       (55,807)      (12,528)     (205,194)       (50,597)     (85,708)
                            ------------    ----------   -----------   ------------   ----------
   Total net realized gain
    (loss)................   (70,035,219)    1,720,723    (9,408,997)   (18,387,167)    (463,005)
   Change in unrealized
    appreciation/
    depreciation of
    investments and
    foreign currency
    translations during
    the year (net of
    foreign tax on
    unrealized
    appreciation: $37,350,
    $0, $11,014, $0 and
    $0, respectively).....    34,871,786       (58,415)    8,943,082      9,406,884    2,187,148
                            ------------    ----------   -----------   ------------   ----------
  Net realized and
   unrealized gain (loss)
   on investments and
   foreign currency
   transactions...........   (35,163,433)    1,662,308      (465,915)    (8,980,283)   1,724,143
                            ------------    ----------   -----------   ------------   ----------
  Net increase (decrease)
   in net assets resulting
   from operations........  $(34,165,604)   $2,072,182   $  (373,339)  $ (8,757,602)  $1,831,252
                            ============    ==========   ===========   ============   ==========

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Statements of Changes in Net Assets

                                              Latin                                  Emerging
                            International    America    Pacific/Asia  Pan European    Markets
                                Fund          Fund          Fund          Fund         Fund
                            -------------  -----------  ------------  ------------  -----------
  Year Ended March 31,
   2002
  Net investment income...  $     997,829  $   409,874  $     92,576  $    222,681  $   107,109
  Net realized gain (loss)
   on investments and
   foreign currency
   transactions ..........    (70,035,219)   1,720,723    (9,408,997)  (18,387,167)    (463,005)
  Change in unrealized
   appreciation/
   depreciation of
   investments and foreign
   currency translations
   during the year........     34,871,786      (58,415)    8,943,082     9,406,884    2,187,148
                            -------------  -----------  ------------  ------------  -----------
  Net increase (decrease)
   in net assets resulting
   from operations........    (34,165,604)   2,072,182      (373,339)   (8,757,602)   1,831,252
  Distributions to
   shareholders:
   From net investment
    income................     (1,493,874)    (687,401)      (57,409)          --       (56,117)
   From net realized gain
    on investments........    (12,822,376)         --            --     (6,092,926)         --
  Increase (decrease) in
   net assets from fund
   share transactions
   (Note 5)...............    (86,304,673)  (9,566,829)   (8,023,858)  (38,861,190)   8,814,148
                            -------------  -----------  ------------  ------------  -----------
  Net increase (decrease)
   in net assets..........   (134,786,527)  (8,182,048)   (8,454,606)  (53,711,718)  10,589,283
  NET ASSETS:
   Beginning of year......    302,066,914   22,172,212    31,995,327   111,659,963   12,257,587
                            -------------  -----------  ------------  ------------  -----------
   End of year (1)........  $ 167,280,387  $13,990,164  $ 23,540,721  $ 57,948,245  $22,846,870
                            =============  ===========  ============  ============  ===========
 -------------
  (1) Including
    undistributed
    (distributions in
    excess of) net
    investment income.....  $  (1,177,801) $   100,877  $    (81,813) $    172,084  $   (34,716)
                            =============  ===========  ============  ============  ===========
  Year Ended March 31,
   2001
  Net investment income
   (loss).................  $  (1,175,572) $   426,134  $   (386,114) $   (528,673) $   (20,838)
  Net realized gain (loss)
   on investments and
   foreign currency
   transactions...........     35,231,625      468,713    (8,603,422)   13,664,416     (330,800)
  Change in unrealized
   appreciation/
   depreciation of
   investments and foreign
   currency translations
   during the year........   (218,802,260)  (7,947,023)  (24,256,315)  (76,157,781)  (6,539,991)
                            -------------  -----------  ------------  ------------  -----------
  Net decrease in net
   assets resulting from
   operations.............   (184,746,207)  (7,052,176)  (33,245,851)  (63,022,038)  (6,891,629)
  Distributions to
   shareholders:
   From net investment
    income................     (2,174,943)         --     (2,112,879)     (321,395)         --
   In excess of net
    investment income.....     (1,048,135)         --       (245,276)          --           --
   From net realized gain
    on investments........    (15,301,894)         --            --    (15,950,550)         --
  Increase (decrease) in
   net assets from fund
   share transactions
   (Note 5)...............     31,565,436    5,513,010   (20,935,316)   (4,470,367)   1,945,892
                            -------------  -----------  ------------  ------------  -----------
  Net decrease in net
   assets.................   (171,705,743)  (1,539,166)  (56,539,322)  (83,764,350)  (4,945,737)
  NET ASSETS:
   Beginning of year......    473,772,657   23,711,378    88,534,649   195,424,313   17,203,324
                            -------------  -----------  ------------  ------------  -----------
   End of year (2)........  $ 302,066,914  $22,172,212  $ 31,995,327  $111,659,963  $12,257,587
                            =============  ===========  ============  ============  ===========
 -------------
  (2) Including
    undistributed
    (distributions in
    excess of) net
    investment income.....  $  (1,048,135) $   390,932  $   (245,276) $        --   $       --
                            =============  ===========  ============  ============  ===========

                       See Notes to Financial Statements

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

Excelsior Funds, Inc.
Financial Highlights -- Selected Per Share Data and Ratios

 For a Fund share outstanding throughout each period.

                           Net Asset    Net        Net Realized               Dividends    Dividends     Distributions
                            Value,   Investment   and Unrealized   Total From  From Net   in Excess of      From Net
                           Beginning   Income     Gain (Loss) on   Investment Investment Net Investment Realized Gain on
                           of Period   (Loss)      Investments     Operations   Income       Income       Investments
                           --------- ----------   --------------   ---------- ---------- -------------- ----------------
  INTERNATIONAL FUND -- (7/21/87*)
   Year Ended March 31,
   1998...................  $11.34     $ 0.04         $ 2.11         $ 2.15     $(0.02)      $(0.04)         $(0.31)
   1999...................   13.00       0.01          (0.42)         (0.41)     (0.03)       (0.04)            --
   2000...................   12.52      (0.03)          7.57           7.54        --           --            (0.04)
   2001...................   20.02      (0.05)         (7.49)         (7.54)     (0.09)       (0.04)          (0.60)
   2002...................   11.75       0.03          (1.43)         (1.40)     (0.08)         --            (0.52)
  LATIN AMERICA FUND -- (12/31/92*)
   Year Ended March 31,
   1998...................  $ 9.46     $ 0.10         $ 1.22         $ 1.32     $(0.02)         --           $(0.16)
   1999...................   10.60       0.21          (5.29)         (5.08)     (0.18)         --              --
   2000...................    4.77       0.03           2.53           2.56      (0.13)         --              --
   2001...................    7.20       0.10          (1.98)         (1.88)       --           --              --
   2002...................    5.32       0.14           0.70           0.84      (0.19)         --              --
  PACIFIC/ASIA FUND -- (12/31/92*)
   Year Ended March 31,
   1998...................  $ 9.09     $ 0.01         $(2.52)        $(2.51)    $(0.01)      $(0.05)            --
   1999...................    6.52        -- (5)        0.29           0.29      (0.09)       (0.11)            --
   2000...................    6.61       0.02           5.26           5.28        --           --              --
   2001...................   11.89      (0.06)(5)      (4.88)(5)      (4.94)     (0.32)       (0.04)            --
   2002...................    6.59       0.02(5)        0.09(5)(7)     0.11      (0.02)         --              --
  PAN EUROPEAN FUND -- (12/31/92*)
   Year Ended March 31,
   1998...................  $10.94     $(0.01)        $ 4.01         $ 4.00        --           --           $(0.81)
   1999...................   14.13        --           (1.26)         (1.26)       --           --            (0.48)
   2000...................   12.39      (0.03)          4.90           4.87        --           --            (1.30)
   2001...................   15.96      (0.05)         (5.12)         (5.17)    $(0.03)         --            (1.32)
   2002...................    9.44       0.02          (0.77)         (0.75)       --           --            (0.56)
  EMERGING MARKETS FUND -- (01/02/98*)
   Period Ended March 31,
    1998                    $ 7.00        --             --             --         --           --              --
   Year Ended March 31,
   1999...................    7.00     $ 0.07         $(2.95)        $(2.88)    $(0.08)         --              --
   2000...................    4.04      (0.02)          3.35           3.33      (0.02)         --              --
   2001...................    7.35      (0.01)         (2.91)         (2.92)       --           --              --
   2002...................    4.43       0.01           0.53           0.54      (0.02)         --              --

  * Commencement of operations
(1) Annualized
(2) Not Annualized
(3) Expense ratios before waiver of fees and reimbursement of expenses (if any) by adviser and administrators.
(4) The annualized ratio of net operating expenses to average net assets, excluding foreign investment taxes, is 1.65%.
(5) For comparative purposes per share amounts are based on average shares outstanding.
(6) Total returns do not reflect the 2% fee accrued on redemption of shares which was implemented effective June 1, 2000.
(7) The amount shown for a share outstanding throughout the period does not accord with the aggregate net losses on investments for that period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.

                       See Notes to Financial Statements

  Distributions
    in Excess                                                       Ratio of Net    Ratio of Gross Ratio of Net
     of Net                                             Net Assets,  Operating        Operating     Investment
  Realized Gain                 Net Asset                 End of      Expenses         Expenses    Income (Loss)  Portfolio
       on             Total     Value, End   Total        Period     to Average       to Average    to Average    Turnover
   Investments    Distributions of Period  Return(6)      (000's)    Net Assets     Net Assets(3)   Net Assets      Rate
  -------------   ------------- ---------- ---------    ----------- ------------    -------------- -------------  ---------
     $(0.12)         $(0.49)      $13.00     19.42 %     $204,889       1.44%            1.52%         0.32 %         37%
        --            (0.07)       12.52     (3.18)%      202,083       1.42%            1.52%         0.11 %         50%
        --            (0.04)       20.02     60.30 %      473,773       1.40%            1.51%        (0.36)%         25%
        --            (0.73)       11.75    (38.41)%      302,067       1.41%            1.53%        (0.29)%         55%
        --            (0.60)        9.75    (12.25)%      167,280       1.23%            1.53%         0.44 %         50%
        --           $(0.18)      $10.60     14.05 %     $ 88,696       1.50%            1.60%         0.88 %         77%
     $(0.57)          (0.75)        4.77    (47.19)%       14,183       1.55%            1.66%         1.63 %         29%
        --            (0.13)        7.20     54.52 %       23,711       1.64%            1.75%         0.42 %         69%
        --              --          5.32    (26.11)%       22,172       1.67%            1.92%         2.12 %         16%
        --            (0.19)        5.97     16.12 %       13,990       1.59%            1.82%         2.55 %          7%
        --           $(0.06)      $ 6.52    (27.56)%     $ 43,808       1.48%            1.57%         0.22 %         52%
        --            (0.20)        6.61      5.14 %       28,008       1.55%            1.64%         0.01 %         78%
        --              --         11.89     79.88 %       88,535       1.49%            1.58%        (0.48)%        105%
        --            (0.36)        6.59    (41.79)%       31,995       1.50%            1.68%        (0.63)%         75%
        --            (0.02)        6.68      1.62 %       23,541       1.43%            1.74%         0.35 %         94%
        --           $(0.81)      $14.13     38.02 %     $207,636       1.43%            1.50%        (0.13)%         40%
        --            (0.48)       12.39     (8.84)%      157,836       1.43%            1.50%         0.04 %         46%
        --            (1.30)       15.96     42.77 %      195,424       1.43%            1.50%        (0.21)%         46%
        --            (1.35)        9.44    (34.77)%      111,660       1.45%            1.52%        (0.34)%         43%
        --            (0.56)        8.13     (8.26)%       57,948       1.39%            1.51%         0.27 %         29%
        --              --        $ 7.00     (0.14)%(2)  $  6,535       1.85%(1)(4)      2.74%(1)      2.33 %(1)        --
        --           $(0.08)        4.04    (41.21)%        5,411       1.65%            2.48%         1.93 %         73%
        --            (0.02)        7.35     82.77 %       17,203       1.65%            2.03%        (0.60)%         57%
        --              --          4.43    (39.73)%       12,258       1.65%            2.09%        (0.16)%         30%
        --            (0.02)        4.95     12.16 %       22,847       1.59%            1.93%         0.78 %         31%

    Fee
  Waivers
  (Note 2)
  --------
   $0.01
    0.01
    0.01
    0.02
    0.03
   $0.01
    0.01
    0.01
    0.02
    0.01
   $0.01
    0.01
     --
    0.02
    0.02
   $0.01
    0.01
    0.01
    0.01
    0.01
     --
   $0.03
    0.01
    0.02
    0.01

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2002
International Fund





                                                                       Value
  Shares                                                              (Note 1)
  ------                                                            ------------

 COMMON STOCKS -- 94.99%
           AUSTRALIA -- 2.95%
 1,728,930 ERG Ltd. .............................................   $    239,910
    58,500 Rio Tinto Ltd.........................................      1,176,736
   528,261 Woolworths Ltd........................................      3,518,523
                                                                    ------------
                                                                       4,935,169
                                                                    ------------
           AUSTRIA -- 0.31%
    21,656 +EMTS Technologie AG..................................        515,067
                                                                    ------------
           CANADA -- 1.17%
   218,250 Bombardier, Inc., Class B.............................      1,963,073
                                                                    ------------
           CHILE -- 0.86%
    40,280 Vina Concha Y Toro S.A. ADR...........................      1,448,469
                                                                    ------------
           CHINA -- 5.38%
 5,331,000 Chaoda Modern Agriculture Holdings Ltd................      1,862,480
    26,300 +China Mobile (Hong Kong) Ltd. ADR....................        406,335
 4,528,600 +China Southern Airlines Co., Ltd., Class H...........      1,495,057
 1,280,000 CNOOC Ltd.............................................      1,591,836
    78,300 Huaneng Power International, Inc. ADR.................      2,103,138
 3,043,700 People's Food Holdings Ltd............................      1,543,391
                                                                    ------------
                                                                       9,002,237
                                                                    ------------
           FINLAND -- 0.67%
    53,100 Nokia Oyj.............................................      1,122,441
                                                                    ------------
           FRANCE -- 13.14%
   257,500 Alstom................................................      3,443,777
    46,900 Aventis S.A. .........................................      3,240,512
   108,048 Axa...................................................      2,438,534
    27,116 Carrefour S.A. .......................................      1,277,424
   109,900 France Telecom S.A. ..................................      3,367,192
   405,300 +Gemplus International S.A. ..........................        707,168
    33,150 L'OREAL S.A. .........................................      2,450,975
    32,702 TotalFinaElf S.A. ....................................      5,049,673
                                                                    ------------
                                                                      21,975,255
                                                                    ------------
           GERMANY -- 7.84%
    38,930 Adidas-Salomon AG.....................................      2,784,928
    10,865 Allianz AG............................................      2,568,708
    51,800 Bayerische Hypo-und Vereinsbank AG....................      1,884,436
    17,979 Muenchener Rueckversicherungs AG......................      4,470,191
     9,242 SAP AG................................................      1,402,913
                                                                    ------------
                                                                      13,111,176
                                                                    ------------
           HONG KONG -- 0.73%
 1,442,000 Shangri-La Asia Ltd. .................................      1,220,185
                                                                    ------------

                                                                       Value
  Shares                                                              (Note 1)
  ------                                                            ------------

 COMMON STOCKS -- (continued)
           INDIA -- 2.64%
    85,900 Dr. Reddy's Laboratories Ltd..........................   $  1,933,278
   128,700 Hero Honda Motors Ltd.................................        880,426
   113,800 Housing Development Finance Corp., Ltd................      1,597,120
                                                                    ------------
                                                                       4,410,824
                                                                    ------------
           IRELAND -- 1.72%
   612,505 Anglo Irish Bank Corp. plc............................      2,880,143
                                                                    ------------
           ITALY -- 5.46%
   159,300 Autogrill S.p.A.......................................      1,753,843
   333,100 ENI S.p.A. ...........................................      4,882,020
    50,650 Permasteelisa S.p.A...................................        826,740
   271,500 Saipem S.p.A. ........................................      1,669,839
                                                                    ------------
                                                                       9,132,442
                                                                    ------------
           JAPAN -- 10.49%
    85,300 Daiichi Pharmaceutical Co., Ltd.......................      1,592,919
    19,400 Don Quijote Co., Ltd..................................      1,116,852
   447,000 Fuji Heavy Industries Ltd. ...........................      2,182,133
   394,000 Keisei Electric Railway Co. ..........................      1,085,072
    55,900 Mimasu Semiconductor Industry Co., Ltd................        717,018
    35,300 Nintendo Co., Ltd. ...................................      5,193,722
       112 NTT DoCoMo, Inc.......................................        304,222
       448 +NTT DoCoMo, Inc. (when issued).......................      1,213,506
    50,400 +Sega Corp. ..........................................        897,453
    38,500 Shin-Etsu Chemical Co., Ltd. .........................      1,629,645
    81,200 Shionogi & Co., Ltd...................................      1,274,350
     1,629 +Starbucks Coffee Japan Ltd. .........................        337,391
                                                                    ------------
                                                                      17,544,283
                                                                    ------------
           NETHERLANDS -- 4.17%
    42,300 +ASML Holding N.V.....................................      1,066,483
    95,000 Koninklijke Ahold N.V. ...............................      2,492,970
    56,568 Nutreco Holding N.V. .................................      1,848,155
    74,871 Wolters Kluwer N.V. ..................................      1,567,619
                                                                    ------------
                                                                       6,975,227
                                                                    ------------
           PORTUGAL -- 1.93%
   917,072 +Banco Comercial Portugues S.A........................      3,224,216
                                                                    ------------
           RUSSIA -- 1.22%
    35,370 Lukoil Co. ADR........................................      2,043,608
                                                                    ------------
           SINGAPORE -- 2.56%
 2,201,800 Sembcorp Logistics Ltd................................      2,638,960
   200,200 United Overseas Bank Ltd..............................      1,650,328
                                                                    ------------
                                                                       4,289,288
                                                                    ------------
           SOUTH KOREA -- 4.95%
   265,800 @Korea Tobacco & Ginseng Corp. GDR....................      1,754,280
     2,125 Lotte Chilsung Beverage Co............................      1,108,180

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2002
International Fund -- (continued)




                                                                       Value
  Shares                                                              (Note 1)
  ------                                                            ------------

 COMMON STOCKS -- (continued)
           SOUTH KOREA -- (continued)
     9,500 +NCSoft Corp..........................................   $  1,682,430
     6,890 Samsung Electronics...................................      1,856,268
    34,900 Samsung Fire & Marine Insurance Co., Ltd..............      1,880,516
                                                                    ------------
                                                                       8,281,674
                                                                    ------------
           SWEDEN -- 0.69%
   271,810 Telefonaktiebolaget LM Ericsson AB, Class B...........      1,149,358
                                                                    ------------
           SWITZERLAND -- 7.52%
       384 Lindt & Spruengli AG..................................      2,201,070
    12,100 Nestle S.A. (Registered)..............................      2,690,807
    80,280 Novartis AG (Registered)..............................      3,157,642
    47,400 Roche Holding AG......................................      3,685,070
    17,100 +UBS AG (Registered)..................................        841,884
                                                                    ------------
                                                                      12,576,473
                                                                    ------------
           TAIWAN -- 3.07%
 1,255,000 +Fubon Financial Holding Co., Ltd.....................      1,233,433
   288,000 Hon Hai Precision Industry Co., Ltd...................      1,341,200
    33,621 Hon Hai Precision Industry Co., Ltd. GDR..............        312,003
   108,150 +Taiwan Semiconductor Manufacturing Co., Ltd. ADR.....      2,244,112
                                                                    ------------
                                                                       5,130,748
                                                                    ------------
           THAILAND -- 2.40%
   175,200 BEC World Public Co., Ltd. (Foreign)..................      1,046,691
   425,900 Dhipaya Insurance Public Co., Ltd. (Foreign)..........        817,157
 3,829,000 +Siam Commercial Bank Public Co., Ltd. (Foreign)......      2,155,572
                                                                    ------------
                                                                       4,019,420
                                                                    ------------
           UNITED KINGDOM -- 13.12%
   918,207 BAE Systems plc.......................................      4,380,215
   141,900 Carpetright plc.......................................      1,311,406
   208,626 GlaxoSmithKline plc...................................      4,913,760
 2,128,016 Invensys plc..........................................      3,757,565
   111,780 Pearson plc...........................................      1,435,756
   869,900 Serco Group plc.......................................      3,790,537
 1,281,173 Vodafone Group plc....................................      2,367,146
                                                                    ------------
                                                                      21,956,385
                                                                    ------------
           TOTAL COMMON STOCKS
           (Cost $180,347,954)...................................    158,907,161
                                                                    ------------

                                                                      Value
   Shares                                                            (Note 1)
   ------                                                          ------------

 PREFERRED STOCKS -- 2.31%
            GERMANY -- 1.26%
    240,900 Prosieben SAT.1 Media AG............................   $  2,101,611
                                                                   ------------
            SOUTH KOREA -- 1.05%
    128,400 Hyundai Motor Co., Ltd..............................      1,756,253
                                                                   ------------
            TOTAL PREFERRED STOCKS
            (Cost $3,697,040)...................................      3,857,864
                                                                   ------------
   No. of
   Rights
 ----------
 RIGHTS -- 0.00%
            BRAZIL -- 0.00%
     25,200 ++Cia Vale do Rio Doce
            (Cost $0)...........................................            --
                                                                   ------------
 Principal
   Amount
 ----------
 REPURCHASE AGREEMENT -- 1.71%
            UNITED STATES -- 1.71%
 $2,857,000 #JP Morgan Chase Securities, Inc., Repurchase
            Agreement, 1.58%, dated 03/28/02, due 04/01/02, to
            be repurchased at $2,857,502 (Cost $2,857,000)......      2,857,000
                                                                   ------------

TOTAL INVESTMENTS
(Cost $186,901,994*)......................................  99.01% $165,622,025
OTHER ASSETS & LIABILITIES (NET)..........................   0.99     1,658,362
                                                           ------  ------------
NET ASSETS................................................ 100.00% $167,280,387
                                                           ======  ============

--------
*-- For Federal tax purposes, the tax basis of investments aggregate
     $187,930,521.
+-- Non-income producing security
++-- Security fair valued using methods determined in good faith by the
     Valuation Committee of the Board of Directors.
@ -- Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2002 these securities amounted to $1,754,280 or 1.05% of net assets.
#-- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.
ADR-- American Depositary Receipt
GDR-- Global Depositary Receipt
plc-- public limited company

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2002
International Fund -- (continued)

  At March 31, 2002, sector diversification of the Fund's investment portfolio was as follows:


                                                            % of
                                                            Net       Market
  Sector Diversification (Unaudited)                       Assets     Value
  ----------------------------------                       ------  ------------
  Financials..............................................  16.52% $ 27,642,238
  Consumer Cyclical.......................................  12.04    20,141,393
  Health Care.............................................  11.83    19,797,531
  Capital Goods...........................................  10.92    18,260,551
  Energy..................................................   9.11    15,236,976
  Consumer Discretionary..................................   8.11    13,562,689
  Consumer Staples........................................   7.94    13,291,047
  Technology..............................................   4.67     7,806,221
  Telecomminications......................................   4.58     7,658,401
  Transportation..........................................   3.12     5,219,089
  Information Technology..................................   2.25     3,763,284
  Repurchase Agreement....................................   1.71     2,857,000
  Materials...............................................   1.68     2,806,381
  Telecommunication Services..............................   1.66     2,786,866
  Industrials.............................................   1.61     2,689,220
  Utilities...............................................   1.26     2,103,138
                                                           ------  ------------
  Total Investments.......................................  99.01% $165,622,025
  Other Assets and Liabilities (Net)......................   0.99     1,658,362
                                                           ------  ------------
  Net Assets.............................................. 100.00% $167,280,387
                                                           ======  ============

              Forward Foreign Currency Exchange Contracts (Note 1)

                               Contracts to  In Exchange  Unrealized
  Settlement Date                 Deliver        For     Appreciation
  ---------------              ------------- ----------- ------------
  Foreign Currency Sales:
  10/15/02                  JY 1,317,160,000 $11,062,211   $991,842
                                             ===========   ========

 --------
 Currency Legend:
 JPJapanese Yen
                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2002
Latin America Fund




                                                                       Value
   Shares                                                            (Note 1)
 -----------                                                        -----------

 COMMON STOCKS -- 80.07%
             BRAZIL -- 17.33%
  18,586,500 Cia Siderurgica Nacional S.A........................   $   335,821
      16,742 Cia Vale do Rio Doce................................       457,451
 339,657,132 Tele Celular Sul Participacoes S.A..................       381,457
      49,600 Tele Centro Oeste Celular Participacoes S.A. ADR....       299,088
       2,510 Tele Norte Leste Participacoes S.A. (Telemar).......            28
      10,210 Telemig Celular Participacoes S.A. ADR..............       289,964
      40,600 Ultrapar Participacoes S.A. ADR.....................       377,580
      11,580 Unibanco -- Uniao de Bancos Brasileiros S.A. GDR....       283,131
                                                                    -----------
                                                                      2,424,520
                                                                    -----------
             CHILE -- 6.08%
      28,829 +Cia de Telecomunicaciones de Chile S.A. ADR........       431,570
      11,646 Vina Concha Y Toro S.A. ADR.........................       418,790
                                                                    -----------
                                                                        850,360
                                                                    -----------
             MEXICO -- 52.38%
      31,360 America Movil S.A. de C.V., Series L, ADR...........       622,810
      17,755 Cemex S.A. de C.V., CPO ADR.........................       524,483
      11,648 Fomento Economico Mexicano S.A. de C.V. ADR.........       549,203
     146,300 Grupo Continental S.A...............................       267,673
     562,575 Grupo Elektra S.A. de C.V. CPO......................       468,147
     338,600 +Grupo Financiero BBVA Bancomer, Series O...........       370,804
      35,900 Grupo Imsa S.A. de C.V. ADR.........................       475,675
     281,500 +Grupo Televisa S.A. CPO............................       674,328
     118,900 +Organizacion Soriana S.A. de C.V., Series B........       387,459
      49,510 Telefonos de Mexico S.A. de C.V., Class L, ADR......     1,999,709
     300,700 Wal-Mart de Mexico S.A. de C.V., Series V...........       987,564
                                                                    -----------
                                                                      7,327,855
                                                                    -----------
             PERU -- 2.89%
      40,558 Credicorp Ltd.......................................       403,958
                                                                    -----------
             UNITED STATES -- 0.02%
      89,400 +StarMedia Network, Inc.............................         3,576
                                                                    -----------
             VENEZUELA -- 1.37%
      13,899 Compania Anonima Nacional Telefonos de Venezuela
             ADR.................................................       191,806
                                                                    -----------
             TOTAL COMMON STOCKS
             (Cost $11,910,983)..................................    11,202,075
                                                                    -----------

                                                                       Value
   Shares                                                            (Note 1)
 -----------                                                        -----------

 PREFERRED STOCKS -- 15.03%
             BRAZIL -- 15.03%
  54,983,000 Banco Bradesco S.A..................................   $   333,589
  46,481,500 Brasil Telecom Participacoes S.A....................       368,012
  15,956,000 Centrais Eletricas Brasileiras S.A..................       235,152
   7,663,000 Eletropaulo Metropolitana de Sao Paulo S.A..........       244,002
  32,177,300 Gerdau S.A..........................................       389,063
  28,610,000 Tele Celular Sul Participacoes S.A..................        37,055
  39,453,990 Tele Norte Leste Participacoes S.A. (Telemar).......       496,061
                                                                    -----------
             TOTAL PREFERRED STOCKS
             (Cost $2,691,350)...................................     2,102,934
                                                                    -----------
   No. of
   Rights
 -----------
 RIGHTS -- 0.00%
             BRAZIL -- 0.00%
      45,600 ++Cia Vale do Rio Doce
             (Cost $0)...........................................           --
                                                                    -----------
  Principal
   Amount
 -----------
 REPURCHASE AGREEMENT -- 4.72%
             UNITED STATES -- 4.72%
    $660,000 #JP Morgan Chase Securities, Inc., Repurchase
             Agreement, 1.58%, dated 03/28/02, due 04/01/02, to
             be repurchased at $660,116 (Cost $660,000)..........       660,000
                                                                    -----------

TOTAL INVESTMENTS
(Cost $15,262,333*)........................................  99.82% $13,965,009
OTHER ASSETS & LIABILITIES (NET)...........................   0.18       25,155
                                                            ------  -----------
NET ASSETS................................................. 100.00% $13,990,164
                                                            ======  ===========

--------
*-- For Federal tax purposes, the tax basis of investments aggregate
     $15,489,532.
+-- Non-income producing security
++-- Security fair valued using methods determined in good faith by the
    Valuation Committee of the Board of Directors.
#-- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.
ADR-- American Depositary Receipt
GDR-- Global Depositary Receipt

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2002
Latin America Fund -- (continued)

  At March 31, 2002, sector diversification of the Fund's investment portfolio was as follows:

                                                             % of
                                                             Net      Market
  Sector Diversification (Unaudited)                        Assets     Value
  ----------------------------------                        ------  -----------
  Telecommunications.......................................  36.58% $ 5,117,560
  Materials................................................  14.90    2,084,398
  Consumer Discretionary...................................  13.17    1,843,170
  Financials...............................................   9.95    1,391,482
  Consumer Staples.........................................   8.83    1,235,666
  Consumer Cyclical........................................   4.82      674,328
  Repurchase Agreement.....................................   4.72      660,000
  Utilities................................................   3.43      479,154
  Capital Goods............................................   3.40      475,675
  Information Technology...................................   0.02        3,576
                                                            ------  -----------
  Total Investments........................................  99.82% $13,965,009
  Other Assets and Liabilities (Net).......................   0.18       25,155
                                                            ------  -----------
  Net Assets............................................... 100.00% $13,990,164
                                                            ======  ===========

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2002
Pacific/Asia Fund




                                                                        Value
  Shares                                                              (Note 1)
 ---------                                                           -----------

 COMMON STOCKS -- 92.83%
           AUSTRALIA -- 4.66%
    18,100 Rio Tinto Ltd..........................................   $   364,084
   110,000 Woolworths Ltd.........................................       732,664
                                                                     -----------
                                                                       1,096,748
                                                                     -----------
           CHINA -- 14.45%
 1,800,000 Chaoda Modern Agriculture Holdings Ltd. ...............       628,862
    36,800 +China Mobile (Hong Kong) Ltd. ADR.....................       568,560
 1,582,200 +China Southern Airlines Co., Ltd., Class H............       522,342
    21,800 CNOOC Ltd. ADR.........................................       540,640
    17,130 Huaneng Power International, Inc. ADR..................       460,112
 1,341,000 People's Food Holdings Ltd. ...........................       679,991
                                                                     -----------
                                                                       3,400,507
                                                                     -----------
           HONG KONG -- 7.80%
 1,051,200 Cafe de Coral Holdings Ltd.............................       774,943
 1,283,000 +Convenience Retail Asia Ltd. .........................       415,341
   764,400 Shangri-La Asia Ltd. ..................................       646,816
                                                                     -----------
                                                                       1,837,100
                                                                     -----------
           INDIA -- 3.52%
    14,300 Dr. Reddy's Laboratories Ltd. .........................       321,838
    73,900 Hero Honda Motors Ltd. ................................       505,544
                                                                     -----------
                                                                         827,382
                                                                     -----------
           JAPAN -- 28.16%
    17,900 Daiichi Pharmaceutical Co., Ltd........................       334,270
     8,500 Don Quijote Co., Ltd...................................       489,343
   117,000 Fuji Heavy Industries Ltd. ............................       571,162
    19,200 Hokuto Corp............................................       478,062
   130,000 Keisei Electric Railway Co. ...........................       358,019
    44,700 Mimasu Semiconductor Industry Co., Ltd. ...............       573,358
     5,000 Nintendo Co., Ltd. ....................................       735,655
        29 NTT DoCoMo, Inc. ......................................        78,772
       116 +NTT DoCoMo, Inc. (when issued)........................       314,211
    12,000 +Sega Corp. ...........................................       213,679
    16,700 Shin-Etsu Chemical Co., Ltd. ..........................       706,885
    20,000 Shionogi & Co., Ltd....................................       313,879
     1,041 +Starbucks Coffee Japan Ltd. ..........................       215,607
    57,000 Takuma Co., Ltd........................................       402,980

                                                                       Value
  Shares                                                             (Note 1)
 ---------                                                          -----------

 COMMON STOCKS -- (continued)
           JAPAN -- (continued)
    11,300 Tokyo Seimitsu Co., Ltd...............................   $   418,629
       299 Yoshinoya D&C Co., Ltd................................       424,130
                                                                    -----------
                                                                      6,628,641
                                                                    -----------
           SINGAPORE -- 4.15%
   416,000 Sembcorp Logistics Ltd................................       498,595
    58,000 United Overseas Bank Ltd..............................       478,117
                                                                    -----------
                                                                        976,712
                                                                    -----------
           SOUTH KOREA -- 12.46%
       994 Lotte Chilsung Beverage Co. ..........................       518,368
     2,910 +NCSoft Corp. ........................................       515,355
     2,658 Samsung Electronics...................................       716,105
     8,600 Samsung Fire & Marine Insurance Co., Ltd. ............       463,393
    32,900 Shinhan Financial Group Co., Ltd. ....................       432,650
    16,328 +Taegu Department Store Co............................       287,935
                                                                    -----------
                                                                      2,933,806
                                                                    -----------
           TAIWAN -- 7.19%
   496,000 +Fubon Financial Holding Co., Ltd.....................       487,476
   145,200 Hon Hai Precision Industry Co., Ltd. .................       676,188
    25,500 +Taiwan Semiconductor Manufacturing Co., Ltd. ADR.....       529,125
                                                                    -----------
                                                                      1,692,789
                                                                    -----------
           THAILAND -- 8.79%
    87,500 +Aeon Thana Sinsap Thailand Public Co., Ltd. .........       410,156
 3,659,200 +Home Product Center Public Co., Ltd..................       441,425
   505,000 +Siam Commercial Bank Public Co., Ltd. (Foreign)......       284,294
   725,000 +Thai Farmers Bank (Foreign)..........................       424,805
   898,700 Thai Union Frozen Products Public Co., Ltd. (Foreign).       507,997
                                                                    -----------
                                                                      2,068,677
                                                                    -----------
           UNITED STATES -- 1.65%
    13,200 Aflac, Inc. ..........................................       389,400
                                                                    -----------
           TOTAL COMMON STOCKS
           (Cost $21,184,047)....................................    21,851,762
                                                                    -----------

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2002
Pacific/Asia Fund -- (continued)



                                                                        Value
  Shares                                                              (Note 1)
 ---------                                                           -----------

 PREFERRED STOCKS -- 2.62%
           SOUTH KOREA -- 2.62%
   45,100  Hyundai Motor Co., Ltd.
           (Cost $324,125)........................................   $   616,877
                                                                     -----------
 Principal
  Amount
 ---------
 CONVERTIBLE BOND -- 0.54%
           AUSTRALIA -- 0.54%
  $48,450  ERG Ltd.
           (Cost $222,767)........................................       126,703
                                                                     -----------

 Principal                                                          Value (Note
  Amount                                                                1)
 ---------                                                          -----------
 REPURCHASE AGREEMENT -- 1.67%
           UNITED STATES -- 1.67%
 $394,000  #JP Morgan Chase Securities, Inc., Repurchase
           Agreement, 1.58%, dated 03/28/02, due 04/01/02, to be
           repurchased at $394,069 (Cost $394,000)...............   $   394,000
                                                                    -----------

TOTAL INVESTMENTS
 (Cost $22,124,939*).......................................  97.66% $22,989,342
OTHER ASSETS & LIABILITIES (NET)...........................   2.34      551,379
                                                            ------  -----------
NET ASSETS................................................. 100.00% $23,540,721
                                                            ======  ===========

--------
*-- For Federal tax purposes, the tax basis of investments aggregate
     $22,388,775.
+-- Non-income producing security
#-- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.
ADR  -- American Depositary Receipt

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2002
Pacific/Asia Fund -- (continued)

 At March 31, 2002, sector diversification of the Fund's investment portfolio was as follows:

                                                             % of
                                                             Net      Market
  Sector Diversification (Unaudited)                        Assets     Value
  ----------------------------------                        ------  -----------
  Consumer Discretionary...................................  16.06% $ 3,781,388
  Financials...............................................  14.32    3,370,291
  Consumer Cyclical........................................  13.98    3,289,733
  Technology...............................................  12.23    2,879,275
  Consumer Staples.........................................   7.25    1,706,356
  Industrials..............................................   6.41    1,509,904
  Transportation...........................................   5.86    1,378,956
  Materials................................................   4.55    1,070,969
  Health Care..............................................   4.12      969,987
  Telecommunications.......................................   4.09      961,543
  Information Technology...................................   2.87      676,188
  Energy...................................................   2.30      540,640
  Utilities................................................   1.95      460,112
  Repurchase Agreement.....................................   1.67      394,000
                                                            ------  -----------
  Total Investments........................................  97.66% $22,989,342
  Other Assets and Liabilities (Net).......................   2.34      551,379
                                                            ------  -----------
  Net Assets............................................... 100.00% $23,540,721
                                                            ======  ===========

              Forward Foreign Currency Exchange Contracts (Note 1)

                                               In
                                Contracts   Exchange   Unrealized
  Settlement Date              to Deliver     For     Appreciation
  ---------------              ----------- ---------- ------------
  Foreign Currency Sales:
  10/15/02                  JY 421,440,000 $3,534,719   $312,592
                                           ==========   ========

 --------
 Currency Legend:
 JPJapanese Yen

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2002
Pan European Fund




                                                                        Value
 Shares                                                               (Note 1)
 -------                                                             -----------

 COMMON STOCKS -- 96.38%
         DENMARK -- 1.09%
  19,900 Vestas Wind Systems A.S..................................   $   630,552
                                                                     -----------
         FINLAND -- 1.00%
  11,380 Hartwall Oyj Abp.........................................       292,873
  13,540 Nokia Oyj................................................       286,212
                                                                     -----------
                                                                         579,085
                                                                     -----------
         FRANCE -- 20.84%
 110,340 Alstom...................................................     1,475,675
  33,780 Aventis S.A..............................................     2,333,998
  69,428 Axa......................................................     1,566,920
  24,756 Carrefour S.A............................................     1,166,245
  58,200 France Telecom S.A.......................................     1,783,172
 101,100 +Gemplus International S.A. .............................       176,399
  20,200 L'OREAL S.A. ............................................     1,493,505
  13,487 TotalFinaElf S.A. .......................................     2,082,593
                                                                     -----------
                                                                      12,078,507
                                                                     -----------
         GERMANY -- 10.27%
  27,370 Adidas-Salomon AG........................................     1,957,962
   4,780 Allianz AG...............................................     1,130,089
   6,659 Muenchener Rueckversicherungs AG.........................     1,655,654
   7,960 SAP AG...................................................     1,208,309
                                                                     -----------
                                                                       5,952,014
                                                                     -----------
         IRELAND -- 6.69%
 239,491 Anglo Irish Bank Corp. plc...............................     1,126,143
 182,346 Irish Continental Group plc..............................     1,272,629
 117,200 Irish Life & Permanent plc...............................     1,477,445
                                                                     -----------
                                                                       3,876,217
                                                                     -----------
         ITALY -- 13.57%
 136,700 Autogrill S.p.A..........................................     1,505,025
 160,940 ENI S.p.A. ..............................................     2,358,788
 317,400 Saipem S.p.A.............................................     1,952,143
 123,150 San Paolo-IMI S.p.A. ....................................     1,448,238
  12,000 +Tod's S.p.A. ...........................................       598,292
                                                                     -----------
                                                                       7,862,486
                                                                     -----------
         NETHERLANDS -- 7.78%
  38,800 +ASML Holding N.V. ......................................       978,239
  57,100 Koninklijke Ahold N.V. ..................................     1,498,406
  28,809 Nutreco Holding N.V. ....................................       941,230
  52,262 Wolters Kluwer N.V. .....................................     1,094,241
                                                                     -----------
                                                                       4,512,116
                                                                     -----------

                                                                        Value
 Shares                                                               (Note 1)
 -------                                                             -----------

 COMMON STOCKS -- (continued)
         PORTUGAL -- 1.03%
 169,340 +Banco Comercial Portugues S.A...........................   $   595,361
                                                                     -----------
         RUSSIA -- 3.37%
 107,260 Surgutneftegaz ADR.......................................     1,953,741
                                                                     -----------
         SPAIN -- 2.17%
  39,550 Banco Bilbao Vizcaya Argentaria S.A......................       470,972
  70,010 +Telefonica S.A..........................................       784,836
                                                                     -----------
                                                                       1,255,808
                                                                     -----------
         SWEDEN -- 3.08%
  28,450 Nobel Biocare AB.........................................     1,356,829
 101,750 Telefonaktiebolaget LM Ericsson AB, Class B..............       430,253
                                                                     -----------
                                                                       1,787,082
                                                                     -----------
         SWITZERLAND -- 7.00%
  38,800 +Logitech International..................................     1,838,721
   5,400 Nestle S.A. (Registered).................................     1,200,856
  13,070 Roche Holding AG.........................................     1,016,115
                                                                     -----------
                                                                       4,055,692
                                                                     -----------
         UNITED KINGDOM -- 18.49%
 394,393 BAE Systems plc..........................................     1,881,412
 206,360 Capita Group plc.........................................     1,219,505
  92,885 GlaxoSmithKline plc......................................     2,187,717
 974,983 Invensys plc.............................................     1,721,586
  73,300 Reckitt Benckiser plc....................................     1,204,536
 296,282 Serco Group plc..........................................     1,291,031
 654,641 Vodafone Group plc.......................................     1,209,541
                                                                     -----------
                                                                      10,715,328
                                                                     -----------
         TOTAL COMMON STOCKS
         (Cost $61,869,875).......................................    55,853,989
                                                                     -----------
 PREFERRED STOCKS -- 1.62%
         GERMANY -- 1.62%
 107,400 Prosieben SAT.1 Media AG
         (Cost $983,892)..........................................       936,957
                                                                     -----------
 No. of
 Rights
 -------
 RIGHTS -- 0.03%
         SPAIN -- 0.03%
  70,010 +Telefonica S.A. (Cost $37,897)..........................        15,880
                                                                     -----------

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2002
Pan European Fund -- (continued)



 Principal                                                             Value
  Amount                                                             (Note 1)
 ---------                                                          -----------

 REPURCHASE AGREEMENT -- 0.29%
           UNITED STATES -- 0.29%
 $167,000  #JP Morgan Chase Securities, Inc., Repurchase
           Agreement, 1.58%, dated 03/28/02, due 04/01/02, to be
           repurchased at $167,029
           (Cost $167,000).......................................   $   167,000
                                                                    -----------

TOTAL INVESTMENTS
 (Cost $63,058,664*).......................................  98.32% $56,973,826
OTHER ASSETS & LIABILITIES (NET)...........................   1.68      974,419
                                                            ------  -----------
NET ASSETS................................................. 100.00% $57,948,245
                                                            ======  ===========

--------
*--For Federal tax purposes, the tax basis of investments aggregate
    $63,066,944.
+  --Non-income producing security
# --The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.
ADR  --American Depositary Receipt
plc  --public limited company
 At March 31, 2002, sector diversification of the Fund's investment portfolio was as follows:

                                                             % of
                                                             Net      Market
  Sector Diversification (Unaudited)                        Assets     Value
  ----------------------------------                        ------  -----------
  Capital Goods............................................  16.45% $ 9,533,912
  Financials...............................................  16.34    9,470,822
  Energy...................................................  14.40    8,347,265
  Health Care..............................................  11.90    6,894,659
  Consumer Discretionary...................................   7.19    4,169,676
  Consumer Staples.........................................   6.78    3,928,464
  Consumer Cyclical........................................   6.64    3,847,285
  Telecommunications.......................................   6.55    3,793,429
  Technology...............................................   4.86    2,817,100
  Information Technology...................................   3.48    2,015,120
  Transportation...........................................   2.20    1,272,629
  Telecommunication Services...............................   1.24      716,465
  Repurchase Agreement.....................................   0.29      167,000
                                                            ------  -----------
  Total Investments........................................  98.32% $56,973,826
  Other Assets and Liabilities (Net).......................   1.68      974,419
                                                            ------  -----------
  Net Assets............................................... 100.00% $57,948,245
                                                            ======  ===========


                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2002
Emerging Markets Fund




                                                                        Value
   Shares                                                             (Note 1)
 ----------                                                          -----------

 COMMON STOCKS -- 94.43%
            BRAZIL -- 5.92%
    20,300  Cia Vale do Rio Doce..................................   $  554,669
    97,041  +Globo Cabo S.A. ADR..................................      210,579
    54,000  Tele Centro Oeste Celular Participacoes S.A. ADR......      325,620
     9,200  Telemig Celular Participacoes S.A. ADR................      261,280
                                                                     ----------
                                                                      1,352,148
                                                                     ----------
            CHILE -- 3.20%
    27,610  +Cia de Telecomunicaciones de Chile S.A. ADR..........      413,322
     8,846  Vina Concha Y Toro S.A. ADR...........................      318,102
                                                                     ----------
                                                                        731,424
                                                                     ----------
            CHINA -- 11.39%
 1,972,000  Brilliance China Automotive Holdings Ltd. ............      328,675
 1,364,000  Chaoda Modern Agriculture Holdings Ltd. ..............      476,538
    29,500  +China Mobile (Hong Kong) Ltd. ADR....................      455,775
 1,408,000  +China Southern Airlines Co., Ltd., Class H...........      464,833
   485,627  Dazhong Transportation (Group) Co., Ltd., Class B.....      437,064
    16,400  Huaneng Power International, Inc. ADR.................      440,504
                                                                     ----------
                                                                      2,603,389
                                                                     ----------
            HONG KONG -- 1.46%
   218,700  Asia Satellite Telecommunications Holdings Ltd. ......      333,666
                                                                     ----------
            INDIA -- 2.36%
    66,520  ICICI Ltd. ADR........................................      540,142
                                                                     ----------
            INDONESIA -- 1.83%
    50,000  PT Telekomunikasi Indonesia ADR.......................      417,500
                                                                     ----------
            ISRAEL -- 0.01%
     9,000  +Tioga Technologies Ltd. .............................        1,215
                                                                     ----------
            MEXICO -- 10.82%
    19,800  America Movil S.A. de C.V., Series L, ADR.............      393,228
   494,400  +Grupo Financiero BBVA Bancomer, Series O.............      541,422
    10,450  +Grupo Televisa S.A. ADR..............................      506,930

                                                                    Value
   Shares                                                         (Note 1)
 ----------                                                      -----------

 COMMON STOCKS -- (continued)
            MEXICO -- (continued)
    10,900  Telefonos de Mexico S.A. de C.V., Class L, ADR....   $  440,251
   179,500  Wal-Mart de Mexico S.A. de C.V., Series V.........      589,517
                                                                 ----------
                                                                  2,471,348
                                                                 ----------
            RUSSIA -- 8.04%
    10,450  Lukoil Co. ADR....................................      603,780
    85,830  Rostelecom ADR....................................      663,466
    34,620  Unified Energy System ADR.........................      569,499
                                                                 ----------
                                                                  1,836,745
                                                                 ----------
            SOUTH AFRICA -- 3.06%
   552,500  African Bank Investments Ltd......................      258,627
       816  Edgars Consolidated Stores Ltd....................        1,730
        10  +Metro Cash & Carry Ltd...........................            2
    43,250  Nedcor Ltd........................................      437,638
                                                                 ----------
                                                                    697,997
                                                                 ----------
            SOUTH KOREA -- 15.19%
    19,838  Korea Telecom Corp. ADR...........................      475,715
    37,900  LG Cable Ltd......................................      539,817
     1,200  Lotte Chilsung Beverage Co........................      625,796
     3,370  Samsung Electronics...............................      907,928
    40,500  Shinhan Financial Group Co., Ltd..................      532,594
    15,785  SK Telecom Co., Ltd. ADR..........................      388,311
                                                                 ----------
                                                                  3,470,161
                                                                 ----------
            TAIWAN -- 15.95%
   761,000  Chinatrust Commercial Bank........................      597,903
   575,000  +Fubon Financial Holding Co., Ltd.................      565,119
   120,152  Hon Hai Precision Industry Co., Ltd. .............      559,541
   300,562  President Chain Store Corp........................      562,456
   211,365  Ritek Corp. ......................................      237,926
   403,500  Synnex Technology International Corp..............      575,251
   159,440  +Taiwan Semiconductor Manufacturing Co., Ltd. ....      432,747
     5,400  +Taiwan Semiconductor Manufacturing Co., Ltd. ADR.      112,050
                                                                 ----------
                                                                  3,642,993
                                                                 ----------
            THAILAND -- 9.29%
    77,600  BEC World Public Co., Ltd. (Foreign)................    463,603
 3,417,600  +Home Product Center Public Co., Ltd. ............      412,279

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2002
Emerging Markets Fund -- (continued)



                                                                        Value
   Shares                                                             (Note 1)
 ----------                                                          -----------

 COMMON STOCKS -- (continued)
            THAILAND -- (continued)
    469,100 +PTT Public Co., Ltd. (Foreign).......................   $  385,348
    668,000 +Siam Commercial Bank Public Co., Ltd. (Foreign)......      376,057
    829,900 +Thai Farmers Bank (Foreign)..........................      486,269
                                                                     ----------
                                                                      2,123,556
                                                                     ----------
            TURKEY -- 1.36%
     28,041 Akbank T.A.S. ADR.....................................      180,233
     20,388 +Akbank T.A.S. ADR....................................      131,044
                                                                     ----------
                                                                        311,277
                                                                     ----------
            UNITED KINGDOM -- 2.18%
    351,300 Old Mutual plc........................................      499,208
                                                                     ----------
            UNITED STATES -- 2.37%
     51,800 India Fund, Inc.......................................      541,310
                                                                     ----------
            TOTAL COMMON STOCKS
            (Cost $20,945,531)....................................   21,574,079
                                                                     ----------
 PREFERRED STOCKS -- 3.69%
            BRAZIL -- 3.69%
 82,431,677 Banco Bradesco S.A....................................      500,123
     13,800 Petrobras S.A.........................................      342,922
                                                                     ----------
            TOTAL PREFERRED STOCKS
            (Cost $748,872).......................................      843,045
                                                                     ----------

 Principal                                                             Value
   Amount                                                            (Note 1)
 ----------                                                         -----------

 REPURCHASE AGREEMENT -- 3.82%
            UNITED STATES -- 3.82%
  $873,000  #JP Morgan Chase Securities, Inc., Repurchase
            Agreement, 1.58%, dated 03/28/02, due 04/01/01, to be
            repurchased at $873,153
            (Cost $873,000)......................................   $   873,000
                                                                    -----------

TOTAL INVESTMENTS
(Cost $22,567,403*)........................................ 101.94% $23,290,124
OTHER ASSETS & LIABILITIES (NET)...........................  (1.94)    (443,254)
                                                            ------  -----------
NET ASSETS................................................. 100.00% $22,846,870
                                                            ======  ===========

--------
*--For Federal tax purposes, the tax basis of investments aggregate
    $22,578,766.
+--Non-income producing security
#--The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.
ADR--American Depositary Receipt
plc--public limited company

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2002
Emerging Markets Fund -- (continued)
 At March 31, 2002, sector diversification of the Fund's investment portfolio was as follows:

                                                             % of
                                                             Net      Market
  Sector Diversification (Unaudited)                        Assets     Value
  ----------------------------------                        ------  -----------
  Financials...............................................  27.08% $ 6,187,689
  Telecommunications.......................................  15.01    3,428,657
  Technology...............................................  10.19    2,327,423
  Consumer Discretionary...................................   6.85    1,565,982
  Information Technology...................................   6.01    1,372,718
  Energy...................................................   5.83    1,332,050
  Consumer Cyclical........................................   4.58    1,046,184
  Utilities................................................   4.42    1,010,003
  Consumer Staples.........................................   4.13      943,898
  Transportation...........................................   3.95      901,897
  Repurchase Agreement.....................................   3.82      873,000
  Telecommunication Services...............................   3.53      805,811
  Materials................................................   2.43      554,669
  Industrials..............................................   2.08      476,538
  Capital Goods............................................   2.03      463,605
                                                            ------  -----------
  Total Investments........................................ 101.94% $23,290,124
  Other Assets and Liabilities (Net).......................  (1.94)    (443,254)
                                                            ------  -----------
  Net Assets............................................... 100.00% $22,846,870
                                                            ======  ===========

                       See Notes to Financial Statements

                             EXCELSIOR FUNDS, INC.

                         NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

  Excelsior Funds, Inc. ("Excelsior Fund") was incorporated under the laws of the State of Maryland on August 2, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.

  Excelsior Fund currently offers shares in nineteen managed investment portfolios, each having its own investment objectives and policies. The following is a summary of significant accounting policies for International Fund, Latin America Fund, Pacific/Asia Fund, Pan European Fund and Emerging Markets Fund (the "Portfolios"). Such policies are in conformity with accounting principles generally accepted in the United States of America and are consistently followed by Excelsior Fund in the preparation of the financial statements. Accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Portfolios adopted the provisions of the Guide as required on April 1, 2001. The adoption of the Guide did not have a significant effect on the Portfolios' financial statements. The financial statements for the remaining portfolios of Excelsior Fund and for Excelsior Tax-Exempt Funds, Inc., are presented separately.

  (a) Portfolio valuation:

    Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then a fair value of those securities will be determined by consideration of other factors under the direction of the Board of Directors. A security which is traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market on which the security is traded. Securities for which market quotations are not readily available are valued at fair value, pursuant to guidelines adopted by Excelsior Fund's Board of Directors. Investments in securities which are primarily traded on a domestic exchange are valued at the last sale price on that exchange or, if there was no recent sale, at the last current bid quotation.

    Investments in foreign debt securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. All other foreign securities are valued at the last current bid quotation if market quotations are available, or at fair value as determined in accordance with policies established by the Board of Directors. Investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The Portfolios do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities. The Portfolios report gains and losses on foreign currency related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such components are treated as ordinary income or loss for Federal income tax purposes.

    Forward foreign currency exchange contracts: The Portfolios' participation in forward currency exchange contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to specific receivables or payables of a Portfolio generally arising in connection with the purchase or sale of its portfolio securities.

    Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risk may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Contracts are marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation. Realized gains or losses arising from such transactions are included in net realized gains or losses from foreign currency transactions.

  (b) Security transactions and investment income:

    Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, including, where applicable, amortization of discount on investments, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Portfolios are informed of the dividend.

  (c) Concentration of Risks:

    Each Portfolio invests primarily in securities of companies that are located in or conduct a substantial amount of their business in foreign countries, including emerging market countries. Prices of securities in foreign markets generally, and emerging markets in particular, have historically been more volatile than prices in U.S. markets. In addition, to the extent that a Portfolio focuses its investments in a particular region, the effects of political and economic events in that region on the value of an investment in a Portfolio will be magnified. Some countries in which the Portfolios may invest require government approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

  (d) Repurchase Agreements:

    Excelsior Fund may purchase portfolio securities from financial institutions deemed to be creditworthy by the investment adviser subject to the seller's agreement to repurchase and Excelsior Fund's agreement to resell such securities at mutually agreed upon prices. Securities purchased subject to such repurchase agreements are deposited with Excelsior Fund's custodian or sub-custodian or are maintained in the Federal Reserve/Treasury book-entry system and must have, at all times, an aggregate market value not less than the repurchase price.

    If the value of the underlying security falls below the value of the repurchase price, Excelsior Fund will require the seller to deposit additional collateral by the next business day. Default or bankruptcy of the seller may, however, expose the applicable Portfolio of Excelsior Fund to possible delay in connection with the disposition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement.

  (e) Dividends and distributions to shareholders:

    Dividends from net investment income are declared and paid semi-annually. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders at least annually. Dividends and distributions are recorded on the ex-dividend date.

  (f) Expense Allocation:

    Expenses directly attributable to a Portfolio are charged to that Portfolio. Other expenses are allocated to the respective Portfolios based on average daily net assets.

2. Investment Advisory Fee, Administration Fee, Shareholder Servicing Agent and Related Party Transactions:

  United States Trust Company of New York ("U.S. Trust NY") and U.S. Trust Company (collectively with U.S. Trust NY, "U.S. Trust") serve as the investment adviser to the Portfolios. For the services provided pursuant to the Investment Advisory Agreements, U.S. Trust is entitled to receive a fee, computed daily and paid monthly, at the annual rate of 1% of the average daily net assets of each of the International Fund, Latin America Fund, Pacific/Asia Fund, Pan European Fund and 1.25% of the average daily net assets of the Emerging Markets Fund. U.S. Trust NY is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company is a Connecticut state bank and trust company. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company. U.S Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation ("Schwab").

  U.S. Trust Company, SEI Investments Mutual Funds Services and Federated Services Company ("FSC") (collectively, the "Administrators") provide administrative services to Excelsior Fund. For the services provided to the Portfolios, the Administrators are entitled jointly to annual fees, computed daily and paid monthly, at the annual rate of 0.20% of the average daily net assets of each Portfolio. Prior to June 4, 2001, U.S. Trust Company, J.P. Morgan Investor Services Co. and FSC served as Excelsior Fund's administrators pursuant to administration agreements substantially similar to those currently in effect for the Portfolios. Effective June 4, 2001, and until further notice to the Portfolios, U.S. Trust Company has voluntarily agreed to waive its portion of the administration fee in an amount equal to an annual rate of 0.04% of the average daily net assets of each Portfolio. For the year ended March 31, 2002, administration fees charged by U.S. Trust Company, net of waivers, were as follows:

   International Fund.................................................. $269,892
   Latin America Fund..................................................   19,065
   Pacific/Asia Fund...................................................   31,411
   Pan European Fund...................................................   97,093
   Emerging Markets Fund...............................................   16,667

  From time to time, as they may deem appropriate in their sole discretion, U.S. Trust and the Administrators may undertake to waive a portion or all of the fees payable to them and also may reimburse the Portfolios for a portion of other expenses. For the year ended March 31, 2002, and until further notice, U.S. Trust has contractually agreed to waive investment advisory fees and to reimburse other ordinary operating expenses to the extent necessary to keep total operating expenses from exceeding 1.50% of each of International Fund's, Pacific/Asia Fund's and Pan European Fund's average daily net assets and 1.70% of each of Latin America Fund's and Emerging Markets Fund's average daily net assets.

  For the year ended March 31, 2002, pursuant to the above, U.S. Trust waived investment advisory fees totaling:

   International Fund.................................................. $315,888
   Latin America Fund..................................................    8,948
   Pacific/Asia Fund...................................................   41,866
   Emerging Markets Fund...............................................   24,162

  Excelsior Fund has also entered into administrative servicing agreements with various service organizations (which may include U.S. Trust and its affiliates) requiring them to provide administrative support services to their customers owning shares of the Portfolios. As a consideration for the administrative services provided by each service organization to its customers, each Portfolio will pay the service organization an administrative servicing fee at the annual rate of up to 0.40% of the average daily net asset value of its shares held by the service organization's customers. Such services may include assisting in processing purchase, exchange and redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements.

  Administrative servicing fees paid to affiliates of U.S. Trust amounted to $433,556 for the year ended March 31, 2002. U.S. Trust has voluntarily agreed to waive investment advisory and administration fees payable by each Portfolio in an amount equal to the administrative servicing fees expense paid to subsidiaries of U.S. Trust Corporation. For the year ended March 31, 2002, U.S. Trust waived investment advisory and administration fees in amounts equal to the administrative servicing fees for the Portfolios as set forth below:

   International Fund.................................................. $287,630
   Latin America Fund..................................................   24,039
   Pacific/Asia Fund...................................................   31,734
   Pan European Fund...................................................   71,733
   Emerging Markets Fund...............................................   18,420

  Edgewood Services, Inc. (the "Distributor"), a wholly-owned subsidiary of Federated Investors, Inc., serves as the distributor of Excelsior Fund.

  Effective September 24, 2001, the Portfolios entered into an agreement with Boston Financial Data Services, Inc. ("BFDS") under which BFDS provides shareholder servicing agency services to the Portfolios. Prior to September 24, 2001, J.P. Morgan Investor Services Co. acted as shareholder servicing agent to the Portfolios.

  Effective September 5, 2001, each Independent Director of the Portfolios receives an annual fee of $15,000, plus a meeting fee of $2,500 for each meeting attended, and is reimbursed for expenses incurred for attending meetings. The Chairman receives an additional annual fee of $7,500. Each member of the Nominating Committee receives an annual fee of $1,000 for services in connection with this committee. Prior to September 5, 2001, each Independent Director of the Portfolios received an annual fee of $9,000, plus a meeting fee of $1,500 for each meeting attended, and was reimbursed for expenses incurred for attending meetings. The Chairman received an additional annual fee of $5,000. Each member of the Nominating Committee received an annual fee of $2,000 for services in connection with this committee.

3. Purchases and Sales of Securities:

  For the year ended March 31, 2002, purchases and sales of securities, excluding short-term investments, for the Portfolios aggregated:

                                                        Purchases      Sales
                                                       ------------ ------------
   International Fund................................. $107,551,169 $189,325,783
   Latin America Fund.................................    1,127,968    9,850,982
   Pacific/Asia Fund..................................   24,301,057   32,233,512
   Pan European Fund..................................   23,040,368   65,713,696
   Emerging Markets Fund..............................   13,408,244    4,112,456

4. Federal Taxes:

  It is the policy of Excelsior Fund that each Portfolio continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders.

  In order to avoid a Federal excise tax, each Portfolio is required to distribute certain minimum amounts of net realized capital gain and net investment income for the respective periods ending October 31 and December 31 in each calendar year.

  Net realized and unrealized gains of the Portfolios derived in some countries are subject to certain non-U.S. taxes.

  Dividends and distributions are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies, deferral of losses on wash sales and net capital losses incurred after October 31 and within the taxable year ("Post-October losses"). To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise. Accordingly, the following reclassifications have been made to/from the following accounts:

                                              Undistributed Accumulated
                                                   Net          Net
                                               Investment    Realized   Paid-In-
                                                 Income     Gain (Loss) Capital
                                              ------------- ----------- --------
   International Fund........................   $366,379     $(385,901) $19,522
   Latin America Fund........................    (12,528)       12,528      --
   Pacific/Asia Fund.........................    128,296      (128,425)     129
   Pan European Fund.........................    (50,597)       50,597      --
   Emerging Markets Fund.....................    (85,708)       85,708      --

  The tax character of dividends and contributions paid during the years ended March 31, 2001 and March 31, 2002 were as follows:

                                                          Long-Term
                                               Ordinary    Capital
                                                Income      Gain        Total
                                              ---------- ----------- -----------
   International Fund
     2001.................................... $4,334,265 $14,190,707 $18,524,972
     2002....................................  1,493,931  12,822,319  14,316,250
   Latin America Fund
     2001....................................        --          --          --
     2002....................................    687,401         --      687,401
   Pacific/Asia Fund
     2001....................................  2,358,155         --    2,358,155
     2002....................................     57,409         --       57,409
   Pan European Fund
     2001....................................  2,596,084  13,675,861  16,271,945
     2002....................................        --    6,092,926   6,092,926
   Emerging Markets Fund
     2001....................................        --          --          --
     2002....................................     56,117         --       56,117

  As of March 31, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                                                 Post-
                                     Post-      October     Capital       Unrealized      Other
                         Ordinary   October     Currency      Loss       Appreciation   Temporary
                          Income     Losses      Losses   Carryforward  (Depreciation) Difference      Total
                         -------- ------------  --------  ------------  -------------- -----------  ------------
International Fund...... $801,876 $(34,210,109)      --   $(36,134,068)  $(21,415,172) $(1,047,938) $(92,005,411)
Latin America Fund......  106,622     (136,299) $ (5,742)  (28,682,493)    (1,521,893)         --    (30,239,805)
Pacific/Asia Fund.......  230,734   (1,056,783)      --    (28,377,675)       903,354     (312,545)  (28,612,915)
Pan European Fund.......  200,067   (7,366,119)  (27,750)  (10,962,167)    (6,091,748)        (236)  (24,247,953)
Emerging Markets Fund...   37,500          --    (72,213)   (3,292,219)       712,657          --     (2,614,275)

  Post-October losses are deemed to arise on the first business day of a Portfolio's next taxable year.

  For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. To the extent that such carryforwards are utilized, capital gain distributions will be reduced. At March 31, 2002, the following Portfolios had capital loss carryforwards for Federal tax purposes available to offset future net capital gains through the indicated expiration dates:

                         Expiration Date Expiration Date Expiration Date Expiration Date
                            March 31,       March 31,       March 31,       March 31,
                              2007            2008            2009            2010          Total
                         --------------- --------------- --------------- --------------- -----------
International Fund......           --              --             --       $36,134,068   $36,134,068
Latin America Fund......   $12,221,795     $16,460,698            --               --     28,682,493
Pacific/Asia Fund.......    10,077,003             --      $4,613,175       13,687,497    28,377,675
Pan European Fund.......           --              --             --        10,962,167    10,962,167
Emerging Markets Fund...       302,894       1,975,151        612,121          402,053     3,292,219

  During the year ended March 31, 2002, the Latin America Fund utilized capital loss carryforwards totaling $1,566,270 to offset realized capital gains.

  At March 31, 2002, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value were as follows:

                                       Tax Basis     Tax Basis    Net Unrealized
                           Federal     Unrealized    Unrealized    Appreciation
                           Tax Cost   Appreciation (Depreciation) (Depreciation)
                         ------------ ------------ -------------- --------------
International Fund.....  $187,930,521 $11,023,693   $(33,332,189)  $(22,308,496)
Latin America Fund.....    15,489,532   1,259,304     (2,783,827)    (1,524,523)
Pacific/Asia Fund......    22,388,775   3,457,646     (2,857,079)       600,567
Pan European Fund......    63,066,944   4,699,666    (10,792,784)    (6,093,118)
Emerging Markets Fund..    22,578,766   2,673,994     (1,962,636)       711,358

5. Common Stock:

  Excelsior Fund currently has authorized capital of 35 billion shares of Common Stock, 31.375 billion of which is currently classified to represent interests in one of nineteen separate investment portfolios. Authorized capital currently classified for each Portfolio is as follows: 875 million shares of the International Fund; 1 billion shares each of the Latin America Fund, Pacific/Asia Fund and Pan European Fund; and 500 million shares of the Emerging Markets Fund.

  Each share has a par value of $.001 and represents an equal proportionate interest in the particular Portfolio with other shares of the same Portfolio, and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Portfolio as are declared at the discretion of Excelsior Fund's Board of Directors.

  A redemption fee of 2% of the value of the shares redeemed or exchanged is imposed on shares in a Portfolio redeemed or exchanged 30 days or less after their date of purchase. The redemption fee is intended to limit short-term trading in the Portfolios or, to the extent that short-term trading persists, to impose the costs of that type of activity on the shareholders who engage in it. The redemption fee will be paid to the appropriate Portfolios.

                                          International Fund
                          ------------------------------------------------------
                                 Year Ended                  Year Ended
                                  03/31/02                    03/31/01
                          --------------------------  --------------------------
                            Shares        Amount        Shares        Amount
                          -----------  -------------  -----------  -------------
Sold....................   28,965,833  $ 321,823,295   33,933,023  $ 524,777,406
Issued as reinvestment
 of dividends...........      115,737      1,220,520      104,221      1,539,976
Redeemed................  (37,631,289)  (409,544,927) (31,991,754)  (495,077,945)
Redemption Fee..........          --         196,439          --         325,999
                          -----------  -------------  -----------  -------------
Net Increase (Decrease).   (8,549,719) $ (86,304,673)   2,045,490  $  31,565,436
                          ===========  =============  ===========  =============

                                          Latin America Fund
                          ------------------------------------------------------
                                 Year Ended                  Year Ended
                                  03/31/02                    03/31/01
                          --------------------------  --------------------------
                            Shares        Amount        Shares        Amount
                          -----------  -------------  -----------  -------------
Sold....................      501,480  $   2,772,165    2,441,056  $  15,021,852
Issued as reinvestment
 of dividends...........       37,887        208,476          --             --
Redeemed................   (2,368,830)   (12,549,280)  (1,564,028)    (9,559,110)
Redemption Fee..........          --           1,810          --          50,268
                          -----------  -------------  -----------  -------------
Net Increase (Decrease).   (1,829,463) $  (9,566,829)     877,028  $   5,513,010
                          ===========  =============  ===========  =============

                                           Pacific/Asia Fund
                          ------------------------------------------------------
                                 Year Ended                  Year Ended
                                  03/31/02                    03/31/01
                          --------------------------  --------------------------
                            Shares        Amount        Shares        Amount
                          -----------  -------------  -----------  -------------
Sold....................    5,809,805  $  36,830,622    7,461,911  $  69,179,922
Issued as reinvestment
 of dividends...........        1,502          8,905       29,245        204,630
Redeemed................   (7,143,269)   (44,925,442) (10,078,584)   (90,500,794)
Redemption Fee..........          --          62,057          --         180,926
                          -----------  -------------  -----------  -------------
Net Decrease............   (1,331,962) $  (8,023,858)  (2,587,428) $ (20,935,316)
                          ===========  =============  ===========  =============

                                           Pan European Fund
                          ------------------------------------------------------
                                 Year Ended                  Year Ended
                                  03/31/02                    03/31/01
                          --------------------------  --------------------------
                            Shares        Amount        Shares        Amount
                          -----------  -------------  -----------  -------------
Sold....................    8,713,200  $  77,247,621   11,124,477  $ 141,146,394
Issued as reinvestment
 of dividends...........       63,236        538,141       96,897      1,294,257
Redeemed................  (13,477,743)  (116,675,298) (11,635,186)  (147,185,352)
Redemption Fee..........          --          28,346          --         274,334
                          -----------  -------------  -----------  -------------
Net Decrease............   (4,701,307) $ (38,861,190)    (413,812) $  (4,470,367)
                          ===========  =============  ===========  =============

                                         Emerging Markets Fund
                          ------------------------------------------------------
                                 Year Ended                  Year Ended
                                  03/31/02                    03/31/01
                          --------------------------  --------------------------
                            Shares        Amount        Shares        Amount
                          -----------  -------------  -----------  -------------
Sold....................    3,266,009  $  14,636,492    1,185,871  $   6,082,160
Issued as reinvestment
 of dividends...........          222          1,001          --             --
Redeemed................   (1,420,176)    (5,823,346)    (760,770)    (4,136,308)
Redemption Fee..........          --               1          --              40
                          -----------  -------------  -----------  -------------
Net Increase............    1,846,055  $   8,814,148      425,101  $   1,945,892
                          ===========  =============  ===========  =============

6. Organization Costs:

  Excelsior Fund has borne all costs in connection with the initial organization of new portfolios, including the fees for registering and qualifying its shares for distribution under federal and state securities regulations. All such costs incurred prior to June 30, 1998 are being amortized on the straight-line basis over periods of five years from the dates on which each Portfolio commenced operations.

7. Line of Credit:

  The Portfolios and other affiliated funds participate in a $50 million unsecured line of credit provided by The JPMorgan Chase Bank under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Portfolio shares. Interest is charged to each Portfolio, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.50% per year. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating Portfolios at the end of each quarter. For the year ended March 31, 2002, the Portfolios had no borrowings under the agreement.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders
and Boards of Directors of
Excelsior Funds, Inc.

  We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the International, Latin America, Pacific/Asia, Pan European, and Emerging Markets Funds (five of the portfolios constituting the Excelsior Funds, Inc.) (the "Funds") as of March 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2002 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the International, Latin America, Pacific/Asia, Pan European, and Emerging Markets Funds at March 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                /s/ ERNST & YOUNG LLP
Boston, Massachusetts
May 10, 2002

  Directors/Trustees and Officers of the Excelsior Funds Complex (Unaudited)

  Information pertaining to the directors/trustees and officers of Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust (each a "Company" and collectively, the "Excelsior Funds Complex") is set forth below. Directors/Trustees who are not deemed to be "interested persons" of the Excelsior Funds Complex as defined in the 1940 Act are referred to as "Independent Board Members." Directors/trustees who are deemed to be "interested persons" of the Excelsior Funds Complex are referred to as "Interested Board Members." Currently, the Excelsior Funds Complex does not have any Interested Board Members.

                                                                                      Number of
                                                                                    Portfolios in
                                            Term of                                   Excelsior
                     Position(s)           Office and                               Funds Complex     Other
                      Held with            Length of                                 Overseen by  Directorships
   Name, Address,        each                 Time       Principal Occupation(s)        Board     Held by Board
       Age(1)          Company             Served(2)       During Past 5 Years        Member(3)     Member(4)
   --------------    -----------------     ---------- ----------------------------  ------------- -------------
 INDEPENDENT BOARD MEMBERS
 Frederick S. Wonham    Director/Trustee,  Since 1997 Retired; Chairman of the            33          None
  Age: 70               Chairman of                   Board (since 1997) and
                        the Board                     President, Treasurer and
                                                      Director (since 1995) of
                                                      Excelsior Fund and Excelsior
                                                      Tax-Exempt Fund; Chairman of
                                                      the Boards (since 1997),
                                                      President, Treasurer and
                                                      Trustee (since 1995) of
                                                      Excelsior Funds Trust; Vice
                                                      Chairman of U.S. Trust
                                                      Corporation and U.S. Trust
                                                      New York (from February 1990
                                                      until September 1995); and
                                                      Chairman, U.S. Trust Company
                                                      (from March 1993 to May
                                                      1997).

 Rodman L. Drake        Director/Trustee   Since 1994 Director of Excelsior Fund          33          None
  Age: 59                                             and Excelsior Tax-Exempt
                                                      Fund (since 1996); Trustee
                                                      of Excelsior Funds Trust
                                                      (since 1994); Director,
                                                      Parsons Brinkerhoff, Inc.
                                                      (engineering firm) (since
                                                      1995); President,
                                                      Continuation Investments
                                                      Group, Inc. (since 1997);
                                                      President, Mandrake Group
                                                      (investment and consulting
                                                      firm) (1994-1997); Chairman,
                                                      MetroCashcard International
                                                      Inc. (since 1999); Director,
                                                      Hotelivision, Inc. (since
                                                      1999); Director, Alliance
                                                      Group Services, Inc. (since
                                                      1998); Director, Clean Fuels
                                                      Technology Corp. (since
                                                      1998); Director, Absolute
                                                      Quality Inc.(since 2000);
                                                      Director, Hyperion Total
                                                      Return Fund, Inc. and three
                                                      other funds for which
                                                      Hyperion Capital Management,
                                                      Inc. serves as investment
                                                      adviser (since 1991);
                                                      Director, The Latin America
                                                      Smaller Companies Fund, Inc.
                                                      (from 1993 to 1998).

                                                                                   Number of
                                                                                 Portfolios in
                                         Term of                                   Excelsior
                                        Office and                               Funds Complex     Other
                  Position(s)           Length of                                 Overseen by  Directorships
 Name, Address,  Held with each            Time       Principal Occupation(s)        Board     Held by Board
     Age(1)         Company             Served(2)       During Past 5 Years        Member(3)     Member(4)
 --------------   ----------------      ---------- ----------------------------  ------------- -------------
 Ralph E. Gomory    Director/Trustee      Since    Director of Excelsior Fund          33          None
  Age: 72                               September  and Excelsior Tax-Exempt
                                           2001    Fund and Trustee of
                                                   Excelsior Funds Trust (since
                                                   September 2001); President,
                                                   Alfred P. Sloan Foundation
                                                   (since 1989); Director,
                                                   Ashland, Inc. (refining,
                                                   distribution, road
                                                   construction) (since 1989);
                                                   Director, Lexmark
                                                   International, Inc. (printer
                                                   manufacturing) (since 1991);
                                                   Director, Washington Post
                                                   Company (media) (since
                                                   1989); Director, Polariod
                                                   Company (cameras and film)
                                                   (since 1993).

 Mel Hall           Director/Trustee      Since    Director of Excelsior Fund          33          None
  Age: 57                                  2000    and Excelsior Tax-Exempt
                                                   Fund (since July 2000);
                                                   Trustee of Excelsior Funds
                                                   Trust (since July 2000);
                                                   Chief Executive Officer,
                                                   Comprehensive Health
                                                   Services, Inc. (health care
                                                   management and
                                                   administration).

 Roger M. Lynch     Director/Trustee      Since    Director of Excelsior Fund          33          None
  Age: 61                               September  and Excelsior Tax-Exempt
                                           2001    Fund and Trustee of
                                                   Excelsior Funds Trust (since
                                                   September 2001); Retired:
                                                   Chairman of the Board of
                                                   Trustees of Fairfield
                                                   University (since 1996);
                                                   Director, SLD Commodities,
                                                   Inc. (importer of nuts)
                                                   (since 1991); President,
                                                   Corporate Asset Funding Co.,
                                                   Inc. (asset securitization)
                                                   (from 1987 to 1999); General
                                                   Partner (from 1980 to 1986)
                                                   and Limited Partner (from
                                                   1986 to 1999), Goldman Sachs
                                                   & Co.; Chairman, Goldman
                                                   Sachs Money Markets, Inc.
                                                   (from 1982 to 1986).

 Jonathan Piel      Director/Trustee      Since    Director of Excelsior Fund          33          None
  Age: 63                                  1994    and Excelsior Tax-Exempt
                                                   Fund (since 1996); Trustee
                                                   of Excelsior Funds Trust
                                                   (since 1994); Director,
                                                   Group for The South Fork,
                                                   Bridgehampton, New York
                                                   (since 1993); and Member,
                                                   Advisory Committee, Knight
                                                   Journalism Fellowships,
                                                   Massachusetts Institute of
                                                   Technology (since 1984);
                                                   Candidate for the degree of
                                                   Master of Professional
                                                   Studies, Interactive
                                                   Telecommunication Program,
                                                   Tisch School of the Arts,
                                                   New York University;
                                                   expected date of Graduation,
                                                   May 2002.

                                                                                   Number of
                                                                                 Portfolios in
                                       Term of                                     Excelsior
                                     Office and                                  Funds Complex     Other
                      Position(s)     Length of                                   Overseen by  Directorships
   Name, Address,    Held with each     Time         Principal Occupation(s)         Board     Held by Board
       Age(1)           Company       Served(2)        During Past 5 Years         Member(3)     Member(4)
   --------------    -------------- ------------- ----------------------------   ------------- -------------
 OFFICERS
 Stephen C.           President     Since         Executive Vice President,           N/A           N/A
  Hassenfelt Age:                   February 2002 U.S. Trust Corporation
  52                                              (since January 2002);
                                                  Chairman, U.S. Trust Company
                                                  of North Carolina (since
                                                  1999); Chairman and Chief
                                                  Executive Officer, NCT
                                                  Opportunities, Inc. (since
                                                  1994); Chairman and founder,
                                                  North Carolina Trust Company
                                                  (from 1984 to 1999);
                                                  Director, Guilford Mills,
                                                  Inc. (since 1989) and The
                                                  Tenner Companies (since
                                                  1993).

 Brian Schmidt        Vice          Since 2001    Senior Vice President, U.S.         N/A           N/A
  225 High Ridge      President,                  Trust Company (since 1998);
  Road Stamford, CT   Chief                       Vice President, U.S. Trust
  06905 Age: 43       Financial                   Company (from 1996-1998);
                      Officer and                 Vice President, Chief
                      Treasurer                   Financial Officer and
                                                  Treasurer, Excelsior Fund,
                                                  Excelsior Tax-Exempt Fund
                                                  and Excelsior Funds Trust
                                                  (since February 2001); Chief
                                                  Financial Officer, Excelsior
                                                  Venture Investors III, LLC
                                                  and Excelsior Venture
                                                  Partners III, LLC (since
                                                  2001); Chief Financial
                                                  Officer, Excelsior Private
                                                  Equity Fund II, Inc. (since
                                                  1997) and UST Private Equity
                                                  Fund, Inc. (since 1995).

 Frank Bruno          Vice          Since 2001    Vice President, U.S. Trust          N/A           N/A
  225 High Ridge      President                   Company (since 1994); Vice
  Road Stamford, CT   and                         President and Assistant
  06905 Age: 42       Assistant                   Treasurer, Excelsior Fund,
                      Treasurer                   Excelsior Tax-Exempt Fund
                                                  and Excelsior Funds Trust
                                                  (since February 2001);
                                                  Treasurer, Excelsior Venture
                                                  Investors III, LLC and
                                                  Excelsior Venture Partners
                                                  III, LLC (since 2001),
                                                  Excelsior Private Equity
                                                  Fund II, Inc. (since 1997)
                                                  and UST Private Equity Fund,
                                                  Inc. (since 1995).

 W. Bruce McConnel,   Secretary     Since 1984    Partner of the law firm of          N/A           N/A
  III One Logan                                   Drinker Biddle & Reath LLP.
  Square 18th and
  Cherry Streets
  Philadelphia, PA
  19103-6996
  Age: 59

                                                                                   Number of
                                                                                 Portfolios in
                                         Term of                                   Excelsior
                                        Office and                               Funds Complex     Other
                          Position(s)   Length of                                 Overseen by  Directorships
  Name, Address,         Held with each    Time       Principal Occupation(s)        Board     Held by Board
      Age(1)                Company     Served(2)       During Past 5 Years        Member(3)     Member(4)
  --------------         -------------- ---------- ----------------------------  ------------- -------------
Diane E. McCarthy         Assistant     Since      Partner of the law firm of         N/A           N/A
 One Logan Square         Secretary     February   Drinker Biddle & Reath LLP.
 18th and Cherry Streets                2002
 Philadelphia, PA
 19103-6996
 Age: 50

Julia Babik               Assistant     Since 2001 Employed by SEI Investments        N/A           N/A
 530 East                 Treasurer                since May 1993. Director of
 Swedesford Road                                   Funds Accounting, SEI
 Wayne, PA 19087                                   Investments, since 2000;
 Age: 33                                           Fund Accounting Manager,
                                                   1997-2000.

Timothy D. Barto          Assistant     Since 2001 Employed by SEI Investments        N/A           N/A
 One Freedom              Treasurer                since October 1999. Vice
 Valley Drive                                      President and Assistant
 Oaks, PA 19456                                    Secretary of SEI Investments
 Age: 34                                           since December 1999.
                                                   Associate at Dechert, Price
                                                   & Rhoads (1997-1999).
                                                   Associate at Richter, Miller
                                                   & Finn (1993-1997).

--------
(1) Each director/trustee may be contacted by writing to Excelsior Funds, One Freedom Valley Drive, Oaks, PA 19456.
(2) Each director/trustee shall hold office until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed. The president, treasurer and secretary of each Company shall hold office for a one year term and until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns is removed, or becomes disqualified in accordance with each Company's by-laws.
(3) The Excelsior Funds Complex consists of all registered investment companies (Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust) for which U.S. Trust serves as investment adviser. As of March 31, 2002, the Excelsior Funds Complex consisted of 33 Funds.
(4) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

For more information regarding the Directors/Trustees and Officers, please refer to the Statement of Additional Information, which is available upon request by calling 1-800-446-1012.

        Voting Results of Special Meetings of Shareholders: (Unaudited)

  On September 7, 2001 there was a special meeting of the shareholders of Excelsior Funds Trust, at such meeting shareholders of were asked to consider two proposals. The following were the results of the vote by proposal:

    1. To consider and act upon a proposal to elect Messrs. Drake, Gomory, Hall, Lynch, Piel and Wonham as Trustees of Excelsior Funds Trust.

   For the proposal...............................................    74,992,212
   Against the proposal...........................................       104,955
   Abstain........................................................             0

    2. The ratification of the selection of Ernst & Young LLP as independent auditors for Excelsior Funds Trust.

   For the proposal...............................................    74,983,840
   Against the proposal...........................................        51,955
   Abstain........................................................        61,677

  On September 7, 2001 and continued until September 14, 2001, there was a special meeting of the shareholders of Excelsior Funds Inc. and Excelsior Tax-
Exempt Funds, Inc., at such meeting shareholders were asked to consider two proposals. The following were the results of the vote by proposal:

    1. To consider and act upon a proposal to elect Messrs. Drake, Gomory, Hall, Lynch, Piel and Wonham as Trustees of Excelsior Funds, Inc. and
  Excelsior Tax-Exempt Funds, Inc.

   For the proposal............................................... 2,605,422,870
   Against the proposal...........................................    46,506,773
   Abstain........................................................             0

    2. The ratification of the selection of Ernst & Young LLP as independent auditors for Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc.

   For the proposal............................................... 2,617,069,459
   Against the proposal...........................................    31,498,404
   Abstain........................................................     3,361,780

                      Federal Tax Information: (Unaudited)

  For the year ended March 31, 2002, the designation of long-term capital gain and the amounts expected to be passed through to shareholders as foreign tax credits are approximated as follows:

                                                               20%      Foreign
                                                            Long-Term     Tax
Fund                                                       Capital Gain  Credit
----                                                       ------------ --------
International Fund........................................ $12,822,319  $285,065
Latin America Fund........................................         --     34,302
Pacific/Asia Fund.........................................         --     37,228
Pan European Fund.........................................   6,092,926    84,945
Emerging Markets Fund.....................................         --     26,452

  In addition, for the year ended March 31, 2002, gross income derived from sources within foreign countries approximately amounted to the following:

                                                                  Foreign Source
Fund                                                                  Income
----                                                              --------------
International Fund...............................................   $3,539,305
Latin America Fund...............................................      425,829
Pacific/Asia Fund................................................      404,693
Pan European Fund................................................    1,342,625
Emerging Markets Fund............................................      208,096


                                                                    AR-INTL-0302